     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997

                                                        FILE NO. 33-43133
                                                        FILE NO. 811-6422
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                         PRE-EFFECTIVE AMENDMENT NO.___                   [ ]
                        POST-EFFECTIVE AMENDMENT NO. 10                   [X]
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                AMENDMENT NO. 11                          [X]


                                   AON FUNDS
                           (Exact Name of Registrant)

                             123 North Wacker Drive
                            Chicago, Illinois 60606
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (312) 701-3300

                               MICHAEL A. CONWAY
                                   President
                                   Aon Funds
                             123 North Wacker Drive
                            Chicago, Illinois 60606
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                              ANDREW H. SHAW, ESQ.
                                Sidley & Austin
                            One First National Plaza
                            Chicago, Illinois 60603

                                  ------------

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

      X  immediately upon filing pursuant to paragraph (b) of Rule 485
     ---
         on     Date     pursuant to paragraph (b) of Rule 485
     ---    ------------
         60 days after filing pursuant to paragraph (a) of Rule 485
     ---
         on     Date     pursuant to paragraph (a) of Rule 485
     ---    ------------
         75 days after filing pursuant to paragraph (a)(ii) of Rule 485
     ---
         on     Date     pursuant to paragraph (a)(ii) of Rule 485
     ---   -------------






      PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT ELECTS TO REGISTER AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED A RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDING OCTOBER 31, 1996 ON DECEMBER 29, 1996.

                                   PROSPECTUS

                                   AON FUNDS
                             123 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                        (312) 701-3300 OR (800) 266-3637

    Aon Funds (the "Trust") is an open-end, management investment company. The Trust currently issues six separate series of shares of beneficial interest (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of securities with its own investment objective and policies (commonly known as a mutual fund). The Funds are the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund. The Funds are grouped into three general fund types: Fixed Income (including Money Market), Asset Allocation and Equity. Each Fund has a fundamental investment objective and certain investment policies which are set forth herein.
    The investment objectives of the respective Funds are as follows:

                      FIXED INCOME AND MONEY MARKET FUNDS:
    The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Fund invests in high-quality, short-term money market instruments.
    The investment objective of the Government Securities Fund is to seek high current income with limited credit risk through investments in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                             ASSET ALLOCATION FUND:
    The investment objective of the Asset Allocation Fund is to maximize total return on invested capital, to be derived from capital appreciation, dividends and interest. To achieve this objective, this Fund follows a flexible asset allocation strategy that shifts among a wide range of investments and markets. Assets are invested in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

                                 EQUITY FUNDS:
    The investment objective of the S&P 500 Index Fund is to provide capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange and, to a limited extent, in the over-the-counter markets.
    The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.
    The investment objective of the REIT Index Fund is to provide capital appreciation and accumulation of income that corresponds to the investment return of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts ("REITs"). The Fund will not directly invest in real estate.


    Shares of the Trust are distributed through Aon Securities Corporation, a wholly-owned subsidiary of Aon Corporation ("Aon"), a publicly held insurance holding company the common stock of which is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. Aon Advisors, Inc. ("AAI"), also a wholly-owned subsidiary of Aon, serves as each Fund's investment adviser. AAI has engaged Brinson Partners, Inc. ("Brinson Partners") to serve as investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund. (As used herein, "Adviser" shall refer to AAI and, where applicable, Brinson Partners, or both, in their respective roles.) Aon and its subsidiaries may, by virtue of their interests as shareholders of the Funds at any particular date, be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more Funds

    This Prospectus sets forth concisely information about the Trust and the Funds that prospective investors should know before investing. Investors should retain this Prospectus for future reference. More detailed information about the Trust and the Funds is contained in a Statement of Additional Information dated February 28, 1997 that has been filed by the Trust electronically with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information is available free of charge upon request from the Trust at the address and telephone numbers set forth above. The Commission also maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants (including the Trust) that file electronically with the Commission.


    THE MONEY MARKET FUND INTENDS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "NET ASSET VALUE."

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              FEBRUARY 28, 1997

                               TABLE OF CONTENTS


Prospectus Summary                         1
Fund Expenses                              4
Financial Highlights                       6
Organization and Classification            12
Investment Objectives and Policies         12
Money Market Fund                          13
Government Securities Fund                 14
Asset Allocation Fund                      15
S&P 500 Index Fund                         16
International Equity Fund                  18
Reit Index Fund                            19
Investment Practices                       22
Management of the Trust                    29
Distribution of Shares                     33
Net Asset Value                            33
Purchase of Shares                         34
Redemption of Shares                       36
Additional Services to Investors           37
Dividends, Distributions and Taxes         38
Performance Information                    40
Additional Information                     41



    No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser, or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                               PROSPECTUS SUMMARY

    The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus. Cross references in this summary refer to the headings found in the body of the Prospectus.

AON FUNDS:                Aon Funds (the "Trust") is an open-end management
                          investment company registered under the Investment
                          Company Act of 1940, as amended (the "1940 Act") and consisting of six diversified mutual funds
                          (individually, a "Fund" and collectively, the "Funds"). The Funds collectively offer a range of investment opportunities. Each Fund represents a separate and distinct series of the shares of beneficial interest of the Trust. See "Organization and Classification" and "Additional Information."

INVESTMENT OBJECTIVES:    Each Fund's investment objective and certain
                          investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of such Fund, as defined in the 1940 Act. Certain other investment policies and restrictions reflect current practices of the respective Funds and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "Investment Objectives and Policies" and "Investment Practices."

INVESTMENT ADVISER:       Aon Advisors, Inc. ("AAI") serves as the investment
                          adviser for each of the Funds. Brinson Partners, Inc. serves as the sub-adviser for the International
                          Equity Fund.  See "Management of the Trust."

RISK FACTORS:             Each Equity Fund, and to the extent invested in
                          equity securities the Asset Allocation Fund, is subject to the risks associated with investing in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although common stocks and other equity securities have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, political and economic developments.

                          The International Equity Fund invests primarily in foreign securities. Foreign securities and foreign currencies may involve risks in addition to the risks associated with equity securities generally. These include currency exchange rate fluctuations, risks relating to political or economic conditions in foreign countries and potentially less stringent investor protection, disclosure standards and settlement procedures of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

                          The REIT Index Fund invests primarily in the common stock of equity REITs. Such securities are strongly linked to the real estate market and involve real estate industry risk. In general, real estate values are affected by a variety of factors, including supply and demand for properties; the health of the U.S. economy and that of different regions; and the strength of specific industries renting properties. Ultimately, a REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. REITs are also subject to interest rate risk because of the significant amount of dividend income they generally provide.


                          The Government Securities Fund and, to the extent invested in longer-term debt securities the Asset Allocation Fund, is subject to the risks associated with investing in longer-term fixed income securities such as bonds. Bonds are issued to evidence loans that investors make to corporations and governments. Bonds in which these Funds may invest include those issued by U.S. corporations and by the U.S. Treasury and its agencies. Foreign companies and governments also issue bonds available to U.S. investors.


                          Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. The longer the maturity of a fixed-income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. These factors may have an effect on the volatility of the share price of each Fund investing in bonds. A change in the level of interest rates will tend to cause the net asset value per share of such Funds to change. If sustained over time, it would also have the effect of raising or lowering the yield of the Fund.

                          Fixed-income securities are also subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will result. Therefore, lower-rated bonds tend to sell at higher yields than top-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

                          The Funds may engage in certain other investment techniques to which certain other risks may pertain. See "Investment Objectives and Policies" and "Investment Practices."









PURCHASE OF SHARES:       Shares may be purchased at the net asset value per
                          share next determined after receipt and acceptance of a purchase order. Prospective purchasers should contact Aon Securities Corporation (the
                          "Distributor") or the Fund's transfer agent.  See
                          "Purchase of Shares."

INITIAL AND SUBSEQUENT
INVESTMENTS:              $1,000 minimum on initial purchases.  See "Purchase
                          of Shares." Additional investments, including investments pursuant to the Automatic Investment
                          Program, can be made at any time for as little as $100. See "Additional Services to Investors --
                          Automatic Investment Program." These minimums may be less for full-time staff employees of Aon and its subsidiaries.


EXCHANGE PRIVILEGE:       Shares of one Fund may be exchanged for shares of any
                          other Fund. Each exchange pursuant to written request will be without charge; exchanges pursuant to telephone request will be at a charge of $5 per exchange. See "Additional Services to
                          Investors--Exchange Privilege."


REDEMPTION OF SHARES:     Shares may be redeemed directly from a Fund at the
                          net asset value per share next determined after receipt of a redemption request in proper order.
                          Redemptions may be made by mail or telephone.
                          Shareholders in the Money Market Fund also have a checkwriting privilege available. See "Redemption of Shares."

DIVIDENDS AND
DISTRIBUTIONS:            Dividends are accrued daily and paid monthly on the
                          Money Market Fund. Dividends are paid monthly and quarterly, respectively, on the Government Securities
                          Fund and the Asset Allocation Fund. Each of the other Funds generally pays dividends at least annually.

                          Dividends are paid from available net investment income. Other distributions, if any, are generally paid annually from realized net capital gains. See "Dividends, Distributions and Taxes."


REINVESTMENT:             Unless a shareholder elects to receive income
                          dividends and capital gains in cash or shares of another Fund, distributions on shares of a Fund will be automatically reinvested in additional shares of the respective distributing Fund.
                          See "Dividends, Distributions and Taxes."



NET ASSET VALUES:         The net asset value per share of each Fund is
                          calculated at least once on each day the New York
                          Stock Exchange is open for trading. Shares of each Fund may be separately quoted in the financial section of appropriate newspapers. The net asset values are also available by calling (800) 266-3637. See "Net
                          Asset Value."


ADDITIONAL SHAREHOLDER
SERVICES:                 Additional shareholder services available include
                          purchase by wire and a systematic withdrawal plan.
                          See "Additional Services to Investors."

TRANSFER AGENT AND DIVIDEND
PAYING AGENT:             Firstar Trust Company serves as the Trust's transfer
                          agent and dividend paying agent and is located at P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

    Shareholder transaction expenses are charges investors pay when buying or selling shares of a Fund.




SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases              None

 Maximum Sales Charge Imposed on Reinvested Dividends   None

 Maximum Contingent Deferred Sales Charge               None

 Redemption Fees                                        None

 Exchange Fees                                          $5 per telephone exchange



ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)





                                                                              TOTAL
                                    ADVISORY         12b-1      OTHER       OPERATING
FUND                                  FEES           FEES      EXPENSES(5)  EXPENSES
----                                  ----           ----      --------     --------
Money Market Fund(1)                    .15%(4)       None       .16%          .31%(4)

Government Securities Fund(2)           .45%          None       .21%          .66%

Asset Allocation Fund(3)                .65%          None       .22%          .87%

S&P 500 Index Fund(2)                   .30%          None       .21%          .51%

International Equity Fund(2)            .95%          None       .35%         1.30%

REIT Index Fund (2)                     .60%          None       .28%          .88%




(1) Annual Fund Operating Expenses are based on amounts incurred during the Fund's most recent fiscal year ended October 31, 1996 restated to reflect a change in the rate of advisory fee waiver which became effective September 3, 1996, and to reflect the .05% per annum administration fee under "Other Expenses" rather than "Advisory Fees". See "Management of the Trust -- Investment Adviser".



(2) Advisory Fees are payable based on a percentage of average daily net assets. Other expenses are based on estimated amounts.



(3) Annual Fund Operating Expenses are based on amounts incurred during the Fund's most recent fiscal year ended October 31, 1996, restated to reflect the .05% per annum administration fee under "Other Expenses" rather than "Advisory Fees". See "Management of the Trust -- Investment Adviser".

(4) After giving effect to expense reimbursements and fee waivers. Without such expense reimbursements and fee waivers, Advisory Fees and Total Operating Expenses would have been 30% and 46%, respectively.



(5) "Other Expenses" includes such expenses as custodial, transfer agent, fund accounting fees, fund administration, audit, legal, printing, registration and other business operating expenses, but excludes extraordinary expenses. For further details, see "Management of the Trust--Investment Adviser".



EXAMPLE:


An investor would pay the following expenses on a $1,000 investment, assuming
(1) expenses (after giving effect to expense reimbursements and fee waivers) as shown, (2) a 5% annual return and (3) redemption at the end of each time period:



               FUND                           1 YEAR          3 YEARS        5 YEARS     10 YEARS
               ----                           ------          -------        -------     --------
               Money Market Fund               $3           $10             $17          $39

               Government Securities Fund      $7           $21              --           --

               Asset Allocation Fund           $9           $28             $49          108
               S&P 500 Index Fund              $5           $16              --           --

               International Equity Fund       $13          $42              --           --

               REIT Index Fund                 $9           $28              --           --



The purpose of the above tables is to assist investors in understanding the various costs and expenses that investors will bear, directly or indirectly, in acquiring and owning shares of each Fund.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

With respect to each Fund, AAI has undertaken that if, in any fiscal year, certain expenses of the Fund, including the investment advisory fees (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed the maximum total annual operating expenses noted in the table below for such Fund, AAI shall reimburse the Fund to the extent of such excess. The maximum total annual operating expenses, as a percentage of average daily net assets, that a Fund may incur pursuant to AAI's undertaking are as follows:

MAXIMUM TOTAL
OPERATING EXPENSES


       Money Market Fund                   1.00%

       Government Securities Fund          1.50% to $30 million;
                                           1.25% thereafter


       Asset Allocation Fund               1.25%
       S&P 500 Index Fund                  .75%

       International Equity Fund           1.75% to $30 million;

                                           1.50% thereafter


       REIT Index Fund                            1.50% to $30 million;
                                                  1.25% thereafter






                              FINANCIAL HIGHLIGHTS


    Set forth below are per share data, total investment return, ratios and other supplemental data for a share of each Fund for the periods indicated. This information has been derived from information provided in the financial statements of Aon Funds (and its predecessor, Aon Asset Managment Fund, Inc.).


    The following information has been audited by Ernst & Young LLP, independent auditors, whose unqualified report thereon is included in the financial statements of the Trust and the notes thereto incorporated by reference in the Statement of Additional Information. This information should be read in conjuction with such financial statements and notes. The Annual Report to Shareholders of the Trust, which may be obtained upon request from the Trust without charge, contains further information about the performance of each of the Funds.

MONEY MARKET FUND(1):



                                                                                                                    PERIOD FROM
                                                                                                               JANUARY 23, 1992
                                                             YEAR ENDED       YEAR        YEAR   YEAR ENDED    (COMMENCEMENT OF
                                                            OCTOBER 31,      ENDED       ENDED  OCTOBER 31,         OPERATIONS)
                                                                   1996    OCTOBER     OCTOBER         1993             THROUGH
                                                                               31,         31,                 OCTOBER 31, 1992
                                                                              1995        1994
                 NET ASSET VALUE AT BEGINNING OF PERIOD            1.00       1.00        1.00         1.00                1.00

                 Income from investment operations:

                      Net investment income                        0.05       0.06        0.04         0.03                0.03
                      Net realized and unrealized gain on          0.00         --(3)       --(3)        --(3)               --(3)
                         securities                                ----       ----        ----         ----                ----

                 TOTAL INCOME FROM INVESTMENT OPERATIONS           0.05       0.06        0.04         0.03                0.03

                 Less distributions:

                      Dividends from net investment                0.05       0.06        0.04         0.03                0.03
                         income
                      Distributions from capital gains             0.00         --(3)       --(3)        --(3)               --(3)
                                                                   ----       ----        ----         ----                ----
                 Total distributions                               0.05       0.06        0.04         0.03                0.03
                                                                   ----       ----        ----         ----                ----

                 NET ASSET VALUE AT END OF PERIOD                  1.00       1.00        1.00         1.00                1.00
                                                                   ====       ====        ====         ====                ====

                 Total return                                      5.43%      5.79%       3.73%        3.10%               3.57% (2)
                                                                   =====      =====       =====        =====               ====

                 Ratios and supplemental data:
                      Net assets at end of period (in           393,097    420,094     410,912      412,068             399,076
                         thousands)

                      Ratio of operating expenses to               0.23%      0.14%       0.15%        0.17%               0.25% (2)
                         average net assets(4)

                      Ratio of net investment income to            5.30%      5.79%       3.73%        3.10%               3.57% (2)
                         average net assets(4)
-------------------------------------------------------------------------------------------------------------------------------



(1) On September 3, 1996, all of the assets and liabilities of the Money Market Portfolio of the Aon Asset Management Fund, Inc., were transferred to the Trust in exchange for shares of the Money Market Fund of the Trust. The financial data provided above for periods ended prior to October 31, 1996 is for the Money Market Portfolio of the Aon Asset Management Fund, Inc.


(2) Determined on an annualized basis.

(3) Less than $.01 per share.



(4) AAI has agreed to waive a portion of its advisory fees through at least February 28, 1998. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .46% and 5.07% for fiscal 1996, .39% and 5.54% for fiscal 1995, .40% and 3.48% for fiscal 1994, .42% and 2.85% for fiscal 1993 and .50% and 3.32% for the fiscal period from January 23, 1992 (commencement of operations) through October 31, 1992, respectively.





GOVERNMENT SECURITIES FUND:
                                                                                     PERIOD FROM
                                                                               SEPTEMBER 3, 1996
                                                                    (COMMENCEMENT OF OPERATIONS)
                                                                        THROUGH OCTOBER 31, 1996
   NET ASSET VALUE AT BEGINNING OF PERIOD                                                  10.00

   Income from investment operations:

        Net investment income                                                               0.07
        Net realized and unrealized gain on securities                                      0.21
                                                                                           -----

   TOTAL INCOME FROM INVESTMENT OPERATIONS                                                  0.28

   Less distributions:

        Dividends from net investment income                                                0.07
        Distributions from capital gains                                                    0.00
                                                                                           -----

   Total distributions                                                                      0.07
                                                                                           -----
   NET ASSET VALUE AT END OF PERIOD                                                        10.21
                                                                                           =====

   Total return (not annualized)                                                            2.79%
                                                                                           =====
   Ratios and supplemental data:

        Net assets at end of period (in thousands)                                        38,459

        Ratio of operating expenses to average net assets                                   0.89% (1)

        Ratio of net investment income to average net assets                                5.59% (1)

        Portfolio turnover rate                                                             3.93%
------------------------------------------------------------------------------------------------------


(1) Determined on an annualized basis.

ASSET ALLOCATION FUND(1)






                                                                       YEAR ENDED         YEAR ENDED   PERIOD FROM MARCH 1, 1994
                                                                  OCTOBER 31,1996   OCTOBER 31, 1995            (COMMENCEMENT OF
                                                                                                                     OPERATIONS)
                                                                                                        THROUGH OCTOBER 31, 1994

 NET ASSET VALUE AT BEGINNING OF PERIOD                                  12.04               9.97                       10.00

 Income from investment operations:

      Net investment income                                               0.31               0.24                        0.17
      Net realized and unrealized gain on                                 1.01               2.41                        0.01
                                                                          ----               ----                        ----
 securities

 TOTAL INCOME FROM INVESTMENT OPERATIONS                                  1.32               2.65                        0.18

 Less distributions:

      Dividends from net investment income                                0.31               0.24                        0.16
      Distributions from capital gains                                    0.30               0.34                        0.05
                                                                          ----               ----                        ----

 Total distributions                                                      0.61               0.58                        0.21
                                                                          ----               ----                        ----


                                                             YEAR ENDED              YEAR ENDED        PERIOD FROM MARCH 1, 1994
                                                        OCTOBER 31,1996        OCTOBER 31, 1995                 (COMMENCEMENT OF
                                                                                                                     OPERATIONS)
                                                                                                        THROUGH OCTOBER 31, 1994
NET ASSET VALUE AT END OF PERIOD                              12.75                12.04                        9.97
                                                              =====               ======                       =====

Total return                                                  11.06%               26.92%                       1.84% (4)
                                                              =====               ======                       =====
Ratios and supplemental data:

   Net assets at end of period (in thousands)                86,229               73,775                      10,189

   Ratio of operating expenses to average net assets           0.87%                0.96%                       1.25% (3)

   Ratio of net investment income to average net assets        2.48%                2.73%                       2.63% (2)

   Portfolio turnover rate                                   119.79%               95.17%                      64.36%

   Average commission rate paid per share                   $0.0585                   --                          --
----------------------------------------------------------------------------------------------------------------------------------



(1) On September 3, 1996, all of the assets and liabilities of the Flexible Asset Allocation Portfolio of Aon Asset Management Fund, Inc., were transferred to the Trust in exchange for shares of the Asset Allocation Fund of the Trust. The financial data provided above for periods ended prior to October 31, 1996 is for the Flexible Asset Allocation Portfolio of the Aon Asset Management Fund, Inc.


(2)      Determined on an annualized basis.


(3) Determined on an annualized basis. The ratio of operating expenses to average net assets is after reimbursement of certain fees and expenses by AAI. Had the reimbursements not been made, the ratio would have been 1.39%.


(4) Not annualized



S&P 500 INDEX FUND:
                                                                                       PERIOD FROM
                                                                                 SEPTEMBER 3, 1996
                                                                      (COMMENCEMENT OF OPERATIONS)
                                                                          THROUGH OCTOBER 31, 1996



 NET ASSET VALUE AT BEGINNING OF PERIOD                                              10.00

 Income from investment operations:

      Net investment income                                                           0.02

      Net realized and unrealized gain on securities                                  0.77
                                                                                      ----

 TOTAL INCOME FROM INVESTMENT OPERATIONS                                              0.79

 Less distributions:

      Dividends from net investment income                                            0.02

      Distributions from capital gains                                                0.00
                                                                                      ----
 Total distributions                                                                  0.02
                                                                                      ----
 NET ASSET VALUE AT END OF PERIOD                                                    10.77
                                                                                     =====
 Total return (not annualized)                                                        7.86%
                                                                                     =====
 Ratios and supplemental data:

      Net assets at end of period (in thousands)                                    23,698

      Ratio of operating expenses to average net assets                               0.71% (1)

      Ratio of net investment income to average net assets                            1.60% (1)

      Portfolio turnover rate                                                         0.05%

      Average commission rate paid per share                                       $0.0338

(1) Determined on an annualized basis. Absent an expense reimbursement by AAI, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 1.26% and 1.05%, respectively.



INTERNATIONAL EQUITY FUND:

                                                                                                             PERIOD FROM
                                                                                                       SEPTEMBER 3, 1996
                                                                                            (COMMENCEMENT OF OPERATIONS)
                                                                                                THROUGH OCTOBER 31, 1996

 NET ASSET VALUE AT BEGINNING OF PERIOD                                                                            10.00

 Income from investment operations:

      Net investment income                                                                                         0.02
      Net realized and unrealized gain on securities                                                                0.21
                                                                                                                   -----

 TOTAL INCOME FROM INVESTMENT OPERATIONS                                                                            0.23

 Less distributions:

      Dividends from and in excess of net investment income                                                         0.03
      Distributions from capital gains                                                                              0.00
                                                                                                                   -----

 Total distributions                                                                                                0.03
                                                                                                                   -----
 NET ASSET VALUE AT END OF PERIOD                                                                                  10.20
                                                                                                                   =====

 Total return (not annualized)                                                                                     2.32%
                                                                                                                   =====
 Ratios and supplemental data:

      Net assets at end of period (in thousands)                                                                  23,137

      Ratio of operating expenses to average net assets                                                        1.46% (1)

      Ratio of net investment income to average net assets                                                     1.52% (1)

      Portfolio turnover rate                                                                                       0.0%
      Average commission rate paid per share                                                                     $0.0264




(1) Determined on an annualized basis.



REIT INDEX FUND:
                                                                                                             PERIOD FROM
                                                                                                       SEPTEMBER 3, 1996
                                                                                            (COMMENCEMENT OF OPERATIONS)
                                                                                                THROUGH OCTOBER 31, 1996

 NET ASSET VALUE AT BEGINNING OF PERIOD                                                                            10.00

 Income from investment operations:
      Net investment income (2)                                                                                     0.10

      Net realized and unrealized gain on securities                                                                0.34
                                                                                                                   -----

 TOTAL INCOME FROM INVESTMENT OPERATIONS                                                                            0.44

 Less distributions:
      Dividends from net investment income                                                                          0.00

      Distributions from capital gains                                                                              0.00
                                                                                                                   -----

 Total distributions                                                                                                0.00
                                                                                                                   -----
 NET ASSET VALUE AT END OF PERIOD                                                                                  10.44
                                                                                                                   =====
 Total return (not annualized)                                                                                     4.40%
                                                                                                                   =====

 Ratios and supplemental data:

      Net assets at end of period (in thousands)                                                                  24,124

      Ratio of operating expenses to average net assets                                                        1.20% (1)



                                                                                                                 PERIOD FROM
                                                                                                          SEPTEMBER 3,  1996
                                                                                                (COMMENCEMENT OF OPERATIONS)
                                                                                                    THROUGH OCTOBER 31, 1996

        Ratio of net investment income to average net assets                                                        5.97% (1)

        Portfolio turnover rate                                                                                         0.0%

        Average commission rate paid per share                                                                       $0.0270
----------------------------------------------------------------------------------------------------------------------------


(1) Determined on an annualized basis.


(2) Net investment income per share calculated using average shares outstanding during the period.




                        ORGANIZATION AND CLASSIFICATION

The Trust was organized as a business trust under the laws of the State of Delaware on May 16, 1996, and is registered with the Securities and Exchange Commission (the "SEC") under the 1940 Act as an open-end management investment company of the series type. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. Prior to September 3, 1996, the Trust conducted business as Aon Asset Management Fund, Inc., a Virginia corporation. Any reference herein and in the Statement of Additional Information of the Trust, including any financial information and performance data, relating to such period reflect the Trust's series as constituted prior to the commencement of operations of the Trust.


Between September 3, 1996 and February 28, 1997, each of the six Funds of the Trust issued two classes of shares, Class C and Class Y shares. The principal difference between the share classes was that Class C shares were subject to distribution expenses of up to .25% per annum under a Rule 12b-1 Plan applicable to such shares. The Class C shares of each of the Funds were eliminated effective February 28, 1997 by converting such shares into Class Y shares of the respective Funds. The conversion was effected on the basis of the relative net asset values of the Class C shares and the Class Y shares of the respective Funds as determined as of the date and time of conversion. Thereafter, Class Y shares became available to any investor who theretofore would have qualified to purchase either Class C or Class Y shares, and Class Y shares became known simply as "shares". Unless otherwise specified, all references to shares of any Fund herein and in the Statement of Additional Information relating to the period between September 3, 1996 and February 28, 1997 refer to Class Y shares of such Fund.



Each Fund is a separate series of the Trust and is treated as a separate entity for certain purposes under the 1940 Act and for certain other purposes. A shareholder of one Fund has an interest in the assets only of that Fund and is not deemed to be a shareholder of any other Fund. As described below, for certain matters shareholders of the Trust vote together as a group; as to others they vote separately by Fund. Each Fund bears its own expenses and other liabilities and also a share of the Trust's general liabilities.
See "Additional Information."


By this Prospectus, shares of the Trust's six current Funds are being offered. All six of the Funds are diversified investment companies within the meaning of the 1940 Act.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Fund has an investment objective and related investment policies and restrictions and uses various investment practices to pursue its objective. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS INVESTMENT OBJECTIVE. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in the composition of the Funds in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds.

The different types of securities, investments and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rises and falls inversely with changes in prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or real estate securities or in certain other types of investments.

Certain types of investments and investment practices common to one or more Funds are described in greater detail, including the risks of each, under "Investment Practices" in this Prospectus and under "Money Market Fund Investments, Investment Practices and Restrictions" and "Additional Investment Practices and Restrictions" in the Statement of Additional Information.

The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of the outstanding shares of that Fund. In addition, the Trust has adopted certain fundamental investment restrictions with respect to each Fund that are enumerated in detail in the Statement of Additional Information and that may not be changed without approval of a majority of the outstanding shares of that Fund. A majority of the outstanding shares of a Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. In contrast, certain other investment policies and restrictions, also described in the Statement of Additional Information, as well as the investment policies of each Fund described herein, are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

MONEY MARKET FUND

The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing in a portfolio consisting of money market instruments which include:

    (1) U.S. Government securities--obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities. These obligations may include instruments that are supported by the full faith and credit of the United States (such as Treasury bills, notes and bonds, and obligations issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks); instruments that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); and instruments that are supported only by the credit of the instrumentality (such as securities issued by the Federal Farm Credit Banks, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation).

    (2) Certificates of deposit and time deposits issued by U.S. banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion.

    (3)  Repurchase agreements with (i) banks or (ii) government securities
    dealers     recognized as primary dealers by the Federal Reserve System, provided that:

         A) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

         B) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations as defined under Rule 2a-7, as amended, under the 1940 Act (an "NRSRO"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; and

         C)  the maturity of the repurchase agreement does not exceed 30 days.

    (4) Commercial paper, which consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

The Money Market Fund will only invest in instruments denominated in U.S. dollars that the Adviser, under the general oversight of the Board of Trustees of the Trust, determines present minimal credit risks and are, at the time of acquisition, either:

    (1) rated in the highest rating category by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

    (2) in the case of an unrated instrument, determined by the Adviser under the general oversight of the Board of Trustees of the Trust to be of comparable quality to the above; or

    (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.

All of the Fund's money market instruments will mature in 13 months or less. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable. By restricting the maturity of its investments, the Fund seeks to limit changes in the value of its assets resulting from market factors in order to maintain a constant net asset value of $1.00 per share. See "Net Asset Value."

The Money Market Fund should be subject to less market or financial risk than any other Fund because it invests in high-quality debt obligations that have a short time period until maturity. The rate of return to shareholders will vary with the general levels of interest rates applicable to the short-term debt instruments in which the Money Market Fund invests. The rate will also be affected by changes in the Money Market Fund's operating expenses.

Although the Money Market Fund usually will hold securities purchased until maturity, at which time they are redeemable at their full principal value plus accrued interest, it may, at times, engage in short-term trading to attempt to take advantage of yield variations in the short-term market. The Money Market Fund also may sell portfolio securities prior to maturity based on a revised evaluation of the issuer or to meet redemptions.

Aon, along with its wholly-owned subsidiaries, is expected to own a substantial percentage of the outstanding shares of the Money Market Fund. Aon and its subsidiaries may withdraw all or any portion of their investment in the Fund at any time. A redemption of a significant percentage of the Fund's shares, either by Aon or its subsidiaries, due to changes in interest rates or otherwise, could have an adverse impact on the Fund by requiring the Adviser to sell assets of the Fund prematurely or when it may be disadvantageous to do so, or to hold assets in cash or cash items in anticipation of a redemption request. However, management of the Money Market Fund believes that the Fund and its shareholders will benefit from the substantial investments of Aon and its subsidiaries in shares of the Fund as a result of the economies of scale available to a larger fund.


GOVERNMENT SECURITIES FUND

The Government Securities Fund has the investment objective of seeking high current income with limited credit risk through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund may also invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments. The Government Securities Fund will invest at least 80% of its total assets, valued at the time of purchase, in U.S. Government securities of various maturities.

U.S. Government securities in which the Government Securities Fund may invest include: (1) U.S. Treasury bills, notes and bonds; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g., Government National

Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.


The Government Securities Fund may invest up to 50% of its net assets in GNMA securities. Such securities are (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) securities whose scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested by the Government Securities Fund in instruments consistent with the Fund's investment objective and investment program. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund, prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Fund.


The Government Securities Fund may write covered call and put options on debt securities, including obligations of the U.S. Government, its agencies and instrumentalities, whether or not listed on a national securities exchange, and may purchase call and put options on such debt securities whether or not listed on an exchange. In addition, the Government Securities Fund may purchase and sell exchange-traded interest rate futures contracts and may write covered call options and purchase call and put options on interest rate futures contracts whether or not traded on or subject to the rules of boards of trade which have been designated as contract markets. See "Investment Practices--Writing Covered Call and Put Options and Purchasing Call and Put Options" and "--Financial Futures Contracts and Options on Such Contracts" in this Prospectus for more information about these practices and their risks.

The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will generally vary inversely with prevailing interest rate levels. Therefore, the value of an investment in the Fund also will fluctuate. In this regard, any government or agency guarantee of securities held in Government Securities Fund does not guarantee the value of an investment in the Fund.

It is likely that the annual portfolio turnover rate for the Government Securities Fund generally will not exceed 100%, although under volatile market conditions for fixed-income securities such rate could be exceeded.

ASSET ALLOCATION FUND

The investment objective of the Asset Allocation Fund is to maximize total return on invested capital, to be derived from capital appreciation, dividends and interest. The Fund will seek to achieve this objective by following a flexible asset allocation strategy that shifts among a wide range of investments and markets. The Asset Allocation Fund will invest in equity securities, long-term debt securities and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals, and realized and unrealized capital appreciation and/or realized and unrealized capital depreciation. The Asset Allocation Fund may invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and short-term money market securities. The Fund also may write covered call options in an effort to increase current income.

Depending upon prevailing economic and market conditions, the Asset Allocation Fund may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), corporate bonds and other debt securities, short-term money market securities, or any combination thereof. For example, during periods when the Adviser believes that the overall return on equity securities will exceed the return on debt securities, the Asset

Allocation Fund may be fully or substantially invested in equity securities. In contrast, the Fund may be invested primarily in debt securities during periods when the Adviser believes that the total return from investing in debt securities will exceed the return on equity securities. Also, the Fund may be primarily invested in short-term money market securities.
These may include, to a limited extent, repurchase agreements and money market instruments purchased on a "when-issued" or delayed-delivery basis.


At least 60% of the value of any bonds held by the Asset Allocation Fund will be rated within the four highest grades by a nationally recognized rating service such as Moody's Investor Services, Inc. or Standard and Poor's Corporation. Other bonds held in the Fund may be rated below those four highest grades, and if these lower-rated bonds were held in the Fund in significant amounts they would increase financial risk. However, the Fund's investment in these lower-rated fixed-income debt securities (i.e., rated lower than Baa or BBB) will be limited to no more than 30% of the Fund's total assets measured at the time of purchase. The lowest rating for debt securities in which the Fund may invest is B. Such a rating indicates that a security generally lacks the characteristics of a desirable investment and is predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Statement of Additional Information for a complete description of ratings.

The Asset Allocation Fund will be subject to varying levels of market and financial risk and fluctuation of current income, and may at times be subject to high levels of market and financial risk and current income volatility. The market value of non-convertible fixed-income securities usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise, if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. It is likely that the portfolio turnover rate for the Asset Allocation Fund will be higher than for other Funds due to the frequent transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher transaction expenses; however, the objective is that the gain in total return will more than offset the added transaction expense.

A shareholder of the Asset Allocation Fund confers substantially more investment discretion on the Adviser than would be the case for a shareholder investing in a mutual fund with a more narrowly defined investment objective, thereby enabling the Adviser to invest in a wide variety of investment securities.

S&P 500 INDEX FUND

The S&P 500 Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange and, to a limited extent, in the over-the-counter markets.

Standard and Poor's Corporation ("Standard & Poor's" or "S&P"(1)) chooses the 500 common stocks comprising the S&P 500 Index on the basis of market values, industry diversification and other factors. Most of the common stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the New York Stock Exchange. Additional common stocks that are not among the 500 largest market value stocks are included in the S&P 500 Index for diversification purposes. S&P may, from time to time, add common stocks to or delete common stocks from the S&P 500 Index.

------------

(1)"Standard and Poor's", "S&P", and"S&P 500" are trademarks of Standard and Poor's Corporation and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation or warranty, express or implied, to the investors in this Fund or any member of the public regarding the advisability of investing in this Fund or in securities generally or the ability of the S&P 500 Index to track general stock market performance.


The S&P 500 Index Fund will attempt to achieve its objective by replicating the total return of the S&P 500 Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. The Fund's annual portfolio turnover rate is expected to be less than 50%. To achieve its investment objective, the Fund purchases equity securities that are expected to reflect, as a group, the total investment return of the S&P 500 Index. Like the S&P 500 Index, the Fund will hold both dividend paying and non-dividend paying common stocks comprising the S&P 500 Index.

Active portfolio management strategies are not used in making investment decisions for the S&P 500 Index Fund. Rather, the Fund utilizes a passive investment management approach. The Fund may use statistical selection techniques to determine which securities to purchase or sell to most efficiently replicate the investment return of the S&P 500 Index.

The S&P 500 Index Fund may choose not to invest in all the stocks that comprise the S&P 500 Index, and its holdings may be invested differently by industry segment than the S&P 500 Index. The Fund may compensate for the omission from its portfolio of stocks that are included in the S&P 500 Index, or for purchasing stocks included in the S&P 500 Index in proportions that are different from their weightings in that Index, by purchasing stocks that may or may not be included in the S&P 500 Index but which have characteristics similar to omitted stocks (such as stocks from the same or similar industry groups having similar market capitalizations and other investment characteristics).
In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition or weighting of issues comprising the S&P 500 Index.

The S&P 500 Index Fund will attempt to achieve a correlation between its total return and that of the S&P 500 Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. Management will monitor the Fund's correlation to the S&P 500 Index and, to the extent consistent with its goal of keeping transaction costs low, will attempt to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index) in its investment decisions for the Fund. However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the Fund's return to be lower than the return of the S&P 500 Index. There can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

The S&P 500 Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the S&P 500 Index. In this regard, the Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. Nevertheless, the Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices, and, therefore, investors will bear the risk of such general stock market declines.

The S&P 500 Index Fund may write covered call and put options on individual securities and stock indices which correlate with the Fund's investments and may purchase call and put options on such securities and stock indices, provided that such options written or purchased are listed on a national securities exchange. In addition, the Fund may purchase and sell exchange-traded stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts provided such options written or purchased are traded on or subject to the rules of boards of trade which have been designated by the Commodities Futures Trading Commission as contract markets.

Consistent with its investment objective, the S&P 500 Index Fund will primarily use call and put options and futures contracts, as described above, to rapidly adjust exposure to the S&P 500 Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Investment Practices--Writing Covered Call and Put Options and Purchasing Call and Put Options" and "--Financial Futures Contracts and Options on Such Contracts" in this Prospectus for more information about these practices and their risks.

S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund, or by investors in the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

INTERNATIONAL EQUITY FUND

The International Equity Fund has the investment objective of providing long-term capital appreciation by investing primarily in equity and equity-related securities of companies that are organized outside the United States or whose securities are principally traded outside the United States ("foreign issuers"). The Fund also may invest in securities (1) of companies organized in the United States but having their principal activities and interests outside the United States, (2) denominated or quoted in foreign currency ("non-dollar securities") and (3) issued by foreign governments or agencies or instrumentalities of foreign governments (also "foreign issuers").

The International Equity Fund is intended for investors who can accept the risks involved in investments in equity and equity-related securities of foreign issuers and in non-dollar securities. See "Investment Practices--Foreign Investments and Currency."

Under normal market conditions, the International Equity Fund will invest at least 65% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in countries other than the United States.

The equity and equity-related securities in which the International Equity Fund may invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock. The Fund also may invest in securities of foreign issuers in the form of sponsored or unsponsored American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. See "Investment Practices--Foreign Investments and Currency."

The Adviser's investment strategy is to invest in the equity securities of non-U.S. markets and companies which are believed to be undervalued based upon decisions concerning the relative attractiveness of asset classes, the individual international equity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The relative performance of foreign currencies is an important factor in the International Equity Fund's performance. The Adviser may manage the Fund's exposure to various currencies to take advantage of different yield, risk and return characteristics.

As a general matter, the Adviser will purchase for the International Equity Fund only securities contained in the Morgan Stanley Capital International ("MSCI") Non-U.S. Equity (Free) Index (the "MSCI Index"). The MSCI Index is a market-driven, broad-based index which includes non-U.S. equity markets in terms of capitalization and performance. The MSCI Index is designed to provide a representative total return for all major stock exchanges located outside the United States. From time to time, the Adviser may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

The Adviser will attempt to enhance the long-term return and risk performance of the International Equity Fund relative to the MSCI Index by deviating from the normal MSCI Index mix of country allocation and currencies in reaction to discrepancies between current market prices and fundamental values.

Although it may invest anywhere in the world, it is expected that the International Equity Fund's assets will be primarily invested in the equity markets included in the MSCI Index which currently are: Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of the MSCI Index may change over time, according to criteria established by Morgan Stanley & Co. Incorporated.

The normal currency allocation of the International Equity Fund is identical to the currency mix of the MSCI Index. The Fund expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to the associated risks. The Fund may actively deviate from such normal currency allocations to take advantage of or to protect the Fund from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the MSCI Index are determined by the Adviser based upon its research.

The International Equity Fund may invest in the securities of issuers located in countries with emerging economies or securities markets. Investment in such countries involves certain risks that are not present in investments in more developed countries. See "Investment Practices--Foreign Investments and Currency."

Notwithstanding the foregoing, on occasion the International Equity Fund may, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, other money market instruments of the type in which the Money Market Fund may invest, or, subject to certain tax restrictions, foreign currencies. The International Equity Fund also may, under normal market conditions, invest up to 35% of its total assets in dollar denominated and non-dollar denominated debt securities of foreign issuers and may on occasion, for temporary purposes to preserve capital, hold part or all of its assets in foreign currencies or in non-dollar securities evidencing short-term debt.

The International Equity Fund may make investments or engage in investment practices that involve special risks. These include: convertible securities, when-issued securities, delayed-delivery securities, options on securities and securities indices, futures contracts and options thereon, illiquid or restricted securities, repurchase agreements, lending portfolio securities and borrowing money for investment purposes. These investment practices and attendant risks are described under "Investment Practices" in this Prospectus or under "Additional Investment Practices and Restrictions" in the Statement of Additional Information.

The International Equity Fund may employ certain currency management techniques to hedge against currency exchange rate fluctuations and to seek to increase total return. When used to attempt to increase total return, these management techniques are speculative. Such currency management techniques involve risks different from those associated with investing in dollar-denominated securities of U.S. issuers. These techniques are transactions in options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and currency swaps. To the extent that the Fund is fully invested in securities of foreign issuers or non-dollar securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. See "Investment Practices--Foreign Investments and Currency."

Portfolio turnover will not necessarily be a limiting factor in making changes in the portfolio of the International Equity Fund to better achieve its investment objective. Because the Fund may, if the Adviser believes conditions affecting various markets or individual issues warrant such action, make periodic adjustments to the portfolio of the Fund, the Fund will likely have a higher portfolio turnover rate and pay greater brokerage commissions than other equity funds. Although it may possibly be lower, the annual portfolio turnover rate may exceed 100% but, under normal circumstances, is not expected to exceed 200%.

REIT INDEX FUND

The REIT Index Fund has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. The Fund seeks to achieve this objective by investing primarily in securities of REITs comprising the Morgan Stanley REIT Index, which are principally engaged in or related to the real estate industry, including ownership of significant real estate assets. The Fund will not invest directly in real estate.

The REIT Index Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders, provided that they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in the Index, a REIT must have a total market capitalization of at least $75 million and have enough shares and trading volume to be considered liquid. The REIT Index Fund invests in equity REITs only.

As of January 31, 1997, 104 equity REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, Internal Revenue Service ("IRS") removal of REIT status, fundamental change in business or change in shares outstanding.



Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions. Property types may include, but are not limited to: retail stores; residential; office; industrial and hotels.






The Index's ten largest stocks are expected to make up about 30% of its market value.





The REIT Index Fund will attempt to achieve its objective by replicating the total return of the Morgan Stanley REIT Index. To the extent that it can do so consistent with the pursuit of its investment objective, it will attempt to keep transaction costs low and minimize portfolio turnover. The Fund's annual portfolio turnover rate is expected to be less than 50%. To achieve its investment objective, the Fund will purchase equity securities that are expected to reflect, as a group, the total investment return of the Morgan Stanley REIT Index. The Fund generally will hold dividend paying REIT securities.

Active portfolio management strategies are not used in making investment decisions for the REIT Index Fund. Rather, the Fund utilizes a passive investment management approach. The Fund may use statistical selection techniques to determine which securities to purchase or sell to most efficiently replicate the investment return of the Morgan Stanley REIT Index.

Although the REIT Index Fund may at times hold each stock in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself, it may alternatively choose at other times not to invest in all the stocks that comprise the Morgan Stanley REIT Index. The Fund may compensate for the omission from its portfolio of stocks that are included in the Morgan Stanley REIT Index, or for purchasing stocks included in the Morgan Stanley REIT Index in proportions that are different from their weightings in that Index, by purchasing stocks that may or may not be included in the Morgan Stanley REIT Index but which have characteristics similar to omitted stocks (such as stocks representing the same or similar property types or regions or having similar market capitalizations and other investment characteristics). In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition or weighting of issues comprising the Morgan Stanley REIT Index.

The REIT Index Fund will attempt to achieve a correlation between its total return and that of the Morgan Stanley REIT Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Morgan Stanley REIT Index. Management will monitor the Fund's correlation to the Morgan Stanley REIT Index and, to the extent consistent with its goal of keeping transaction costs low, will attempt to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Fund and that of the Morgan Stanley REIT Index) in its investment decisions for the Fund. However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the Fund's return to be lower than the return of the Morgan Stanley REIT Index. There can be no assurance as to how closely the Fund's performance will correspond to the performance of the Morgan Stanley REIT Index.

The REIT Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the Morgan Stanley REIT Index. In this regard, the Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. Nevertheless, the Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices or prices of REITs, and, therefore, investors will bear the risk of such general stock market declines or declines in REIT stock prices.

The REIT Index Fund may write covered call and put options on individual securities and stock indices which correlate with the Fund's investments and may purchase call and put options on such securities and stock indices whether or not listed on an exchange. In addition, the Fund may purchase and sell exchange-traded stock index futures contracts and may write covered call and put options and purchase call and put options on stock index futures contracts provided such options written or purchased are traded on or subject to the rules of boards of trade which have been designated as contract markets.

Consistent with its investment objective, the REIT Index Fund will primarily use call and put options, and futures contracts, as described above, to rapidly adjust exposure to the Morgan Stanley REIT Index in anticipation of investing cash balances or expected cash flow into the Fund in appropriate common stocks or in anticipation of liquidating appropriate common stocks to meet expected redemption requests. See "Investment Practices -- Writing Covered Call and Put Options and Purchasing Call and Put Options" and "--Financial Futures Contracts and Options on Such Contracts" in this Prospectus for more information about these practices and their risks.

The REIT Index Fund is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Group Inc. It has been licensed for use by the Trust.

Although the REIT Index Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Generally, a passively managed portfolio sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. Because of this, the Fund's turnover rate is expected to be less than 50%.


There are significant risks inherent in the investment objective and policies of the REIT Index Fund. REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $75 million to $3.0 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than--and at times will perform differently from--the large-capitalization stocks such as those found in the S&P 500 Index. In addition, because small-capitalization stocks are typically less liquid than large-capitalization stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.


Because of its objective of investing in equity REITs, the REIT Index Fund is also subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from cleanup of environmental problems or liability to third parties for damages arising from environmental problems.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property owned by them, are dependent upon management skill, may not be diversified and can be subject to the risk of investing in a single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such REITs run the risk of liquidating at an economically inopportune time. See "Investment Practices."

                              INVESTMENT PRACTICES

In pursuing their respective investment objectives, the Funds may engage in the following investment practices, where so indicated.

LOANS OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities it holds to brokers, dealers and financial institutions, up to a maximum of 20% (5% in the case of the Money Market Fund) of the total value of that Fund's assets. Such loans will be secured by collateral in the form of cash or U.S. Treasury securities, which will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans, and, in addition, will receive either a fee from the borrower or interest earned from the securities in which cash collateral is invested during the term of the loan. Each Fund also will receive any gain or loss in the market value of its loaned securities. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. In order to minimize this risk, the Funds will make loans of securities only to firms determined by the Adviser (under the general oversight of the Board of Trustees) to be creditworthy.

SHORT-TERM MONEY MARKET INSTRUMENTS; REPURCHASE AGREEMENTS

All of the Funds may, to varying degrees, also invest in short-term money market instruments, including repurchase agreements, and when-issued and delayed-delivery securities. A repurchase agreement is a transaction in which a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The yield to a Fund on a repurchase agreement is determined by the difference between the Fund's purchase price of the underlying obligation and the price at which the obligation is "repurchased" by the other party. The Adviser (under the general oversight of the Board of Trustees) reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. In the event of the default or bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

Repurchase agreements with maturities of greater than seven days are generally not negotiable, and therefore are not regarded as liquid investments. Such repurchase agreements may also be subject to greater risks than repurchase agreements of shorter maturities in that (i) the seller may experience a decrease in credit quality during the term of the repurchase agreement and (ii) the value of the collateral may decline due to higher interest rates.

When-issued and delayed-delivery securities are discussed in "Additional Investment Practices and Restrictions" in the Statement of Additional Information.

FOREIGN INVESTMENTS AND CURRENCY


Each of the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund and the REIT Index Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in securities of foreign issuers and, with the exception of the Money Market Fund, in non-dollar securities. In addition, each of these Funds may invest up to 25% of its total assets in securities of foreign issuers and in non-dollar securities if certain guarantees exist. Foreign investments will qualify as "guaranteed" if they are either: (1) issued, assumed or guaranteed by a foreign government or political subdivision or instrumentality thereof, or a foreign issuer having a class of securities listed for trading on the New York Stock Exchange; or (2) assumed or guaranteed by domestic issuers.


The International Equity Fund may, as described above, invest all of its assets in the securities of foreign issuers and in non-dollar securities.

    FOREIGN INVESTMENTS GENERALLY. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar--denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate might reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, the International Equity Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups or mark-downs on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, dealers and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position.

    INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. Each of the S&P 500 Index Fund, Government Securities Fund, Asset Allocation Fund and International Equity Fund may invest in ADRs, EDRs and GDRs. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR (i.e., an unsponsored ADR), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Trust generally considers ADRs to be securities issued, assumed or guaranteed by a foreign issuer.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

    INVESTMENTS IN EMERGING MARKETS. The International Equity Fund may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries in the past may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the International Equity Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may also make the International Equity Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the Fund to invest in securities of certain issuers located in those countries.

    FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers usually will involve currencies of foreign countries, and because the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.
The International Equity Fund often will have substantial currency exposure both from investments quoted or denominated in foreign currencies and from its currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Such exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


In addition to investing in securities denominated or quoted in a foreign currency, the International Equity Fund may engage in a variety of foreign currency management practices described below. The Fund may also use these currency exchange techniques to manage exposure to currency risk relative to the MSCI Index and also in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. It also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date based on anticipated changes in the relevant exchange rate. The Fund will incur costs in connection with conversions between various currencies.


    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Equity Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. When purchased or sold for the purpose of seeking to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. The International Equity Fund also may engage in proxy-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Adviser determines that there is a pattern of correlation between the two currencies. The Fund also may purchase and sell forward contracts in cross hedging when the Adviser anticipates that a foreign currency contained in the MSCI Index will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund.

The International Equity Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. It may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. If the International Equity Fund enters into a forward foreign currency exchange contract for speculative purposes, the Fund will be required to place cash, U.S. Government securities or high grade liquid debt securities in a segregated account with the Trust's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

    OPTIONS ON CURRENCIES. The International Equity Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The International Equity Fund may use options on currencies to proxy-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Adviser determines that there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, while exposing the Fund to losses which may be unlimited. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held by the Fund. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. See "Writing Covered Call and Put Options and Purchasing Call and Put Options" for a discussion of the liquidity risks associated with options transactions.

    CURRENCY SWAPS. The International Equity Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund is expected to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions entered into for hedging purposes. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will maintain in a segregated account with the Trust's custodian cash and liquid high-grade debt securities equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash and high-grade liquid debt securities, the Trust believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the International Equity Fund would be less favorable than it would have been if swaps were not used.

    FOREIGN MONEY MARKET INSTRUMENTS. The Money Market Fund may invest in U.S. dollar-denominated foreign securities, provided that such instruments meet the standards set forth above in the third and fourth paragraphs under "Investment Objectives and Policies -- Money Market Fund". Foreign money market instruments are subject to risks similar to those affecting domestic money market instruments. Foreign money market instruments are subject to additional risks, such as international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuer, expropriation or nationalization of foreign issuers, the extent and quality of government regulation of financial markets and institutions, and the possible impact of interruptions in the flow of international currency transactions. These factors, along with the liquidity of proposed foreign investments (including the availability of an active domestic market) is carefully considered by the Adviser in selecting any foreign investments for the Fund. For more information, see "Money Market Fund Investments, Investment Practices and Restrictions--Foreign Securities" in the Statement of Additional Information.

WRITING COVERED CALL AND PUT OPTIONS AND PURCHASING CALL AND PUT OPTIONS

The Government Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Asset Allocation Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities, and may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with the Trust's custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or securities with the Trust's custodian in the same manner as written puts are covered.

Through the writing of a covered call option, a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

Each of the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities--that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may also purchase exchange-traded call and put options with respect to securities and, except for the Government Securities Fund, with respect also to stock indices that correlate with its particular portfolio securities. All four Funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, each has the right to sell the securities underlying the option and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index. Each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase call options on individual securities and, except for the Government Securities Fund, on stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option (or, with respect to options on indices, to receive income equal to the value of such index over the strike price). As the holder of a call option with respect to individual securities, the Funds obtain the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Each of the Government Securities Fund, the International Equity Fund and the REIT Index Fund may also write and purchase unlisted covered call and put options. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options--that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Except as described below, such unlisted over-the-counter options will generally be considered illiquid securities. The Government Securities Fund, the International Equity Fund and the REIT Index Fund will engage in such transactions only with firms of sufficient credit to minimize these risks. Where one of these Funds has entered into agreements with primary dealers with respect to the unlisted options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Option-related investment practices involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include incurrence of higher brokerage costs, as well as the following: writing covered call options--the inability to effect closing transactions at a particular time or at favorable prices and the inability to participate in the appreciation of the underlying securities above an amount equal to the exercise price plus the premium; writing covered put options--the inability to effect closing transactions at a particular time or at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on a stock index at prices that may not reflect current market values; and purchasing put and call options--possible loss of the entire premium paid.

In addition, the effectiveness of hedging activities of the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are purchased or written.

As to all options, if the Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable had a transaction not been effected. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities. A more detailed description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FINANCIAL FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS

To the extent described below, each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase and sell exchange-traded financial futures contracts and may write covered call options and purchase put and call options on financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, currency exchange rates or overall prices of securities in which each may invest, or to earn additional income. The S&P 500 Index Fund and the REIT Index Fund may write covered put options on financial futures contracts for the same purposes.

Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. Some interest rate futures contracts are based on a particular interest rate or rate index and are cash settled at expiration by applying the rate or rate index to a prescribed notional principal amount. A stock index futures contract is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.

To hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it, the Government Securities Fund and the REIT Index Fund may sell interest rate futures contracts. To hedge against the possibility of a general decline in the prices of securities owned by it, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may sell stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund may sell currency futures contracts. Assuming that any decline in the securities or currency being hedged is accompanied by a decline in the debt instrument, interest rate, stock index or currency chosen as a hedge, the sale of a futures contract on that debt instrument, interest rate, stock index or currency may generate gains that can wholly or partially offset any decline in the value of the Fund's securities or currency exposure which have been hedged.

To hedge against the possibility of lower long-term interest rates and likely concomitant increase in prices of securities to be purchased by it, the Government Securities Fund and the REIT Index Fund may purchase interest rate futures contracts. Likewise, to hedge against increases in equity prices, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase stock index futures contracts. To hedge against the possibility of an adverse change in currency exchange rates, the International Equity Fund may purchase currency futures contracts. For these Funds, such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such decreases in interest rates or increases in equity prices or decline in value of the dollar versus the currency in which the security to be purchased is denominated (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Adviser expects that purchases of the underlying securities will, in fact, be made a substantial majority of the time.

Each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may purchase and sell exchange-traded financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

Each of the Government Securities Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund may write covered call options and may purchase put and call options on futures contracts of the types which that Fund is permitted to purchase and sell in accordance with its investment objective and investment program, and may enter into closing transactions with respect to such options on futures contracts. The S&P 500 Index Fund and the REIT Index Fund also may write covered put options on stock index futures contracts. An option to acquire a financial futures contract gives the purchaser thereof the right to assume a position in the underlying futures contract, and therefore, can serve the same hedging function as owning the futures contract directly.

The S&P 500 Index Fund and the REIT Index Fund may seek to close out (at its market price in the secondary market) such put option before the option has expired. If the secondary market is not liquid for that option, however, the Fund must continue to be prepared to pay the strike price while the option remains outstanding, regardless of price changes, and must continue to set aside liquid assets to cover this position.

None of the Funds will enter into any speculative financial futures contract or purchase any option thereon if, immediately thereafter, the total amount of its assets required to be on deposit as initial margin to secure its obligations under such open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase such futures contracts (less any in-the-money amount at the time of purchase) would exceed 5% of the market value of the Fund's total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into).

The use of futures contracts and options thereon by these Funds entails certain risks, including but not limited to the following: no assurance that futures contract transactions can be offset at favorable prices; possible reduction of a Fund's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the futures contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If expectations regarding movements in securities prices or interest rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and their associated risks is contained in the Statement of Additional Information.

RESTRICTED SECURITIES AND OTHER ILLIQUID INVESTMENTS

The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Each of the Money Market Fund, the Government Securities Fund and the S&P 500 Index Fund will not purchase or otherwise acquire any investment if, as a result, more than 10% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market. Each of the Asset Allocation Fund, the International Equity Fund and the REIT Index Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933.

The foregoing illiquid investment restrictions do not apply to purchases of restricted securities eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Trust's Board of Trustees or by the Adviser under the general oversight of the Trustees. Such determination would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. The foregoing investment restrictions also do not apply to purchases of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933.

LOWER-RATED SECURITIES

The Asset Allocation Fund may invest in debt securities with lower ratings which generally carry greater risk of default and are generally subject to greater market value fluctuations. If held by the Asset Allocation Fund in significant amounts, such securities would increase financial risk and income fluctuation. Lower-rated debt and convertible securities have speculative characteristics, and changes in economic conditions and other circumstances are more likely to weaken the capacity of issuers of such securities to make principal and interest payments than would be the case as to issuers of higher-rated (i.e., investment grade) debt securities. In some cases, lower-rated debt and convertible securities may be highly speculative, have poor prospects of reaching investment grade standing or even be in default.
See the Statement of Additional Information for a description of securities ratings and of lower-rated securities, including further discussion of the risks of investing in such instruments.

BORROWING

From time to time, the International Equity Fund may increase its ownership of investments by borrowing from banks and investing the borrowed funds (on which the Fund pays interest). The Fund may borrow only up to 10% of the value of its total assets, subject to the 300% asset coverage requirement under the 1940 Act. Purchasing investments with borrowed funds is a speculative investment method known as "leverage," that may subject the Fund to relatively greater risks and costs (which may include commitment fees and/or the cost of maintaining minimum average balances with the lender) than would otherwise be the case, including possible reduction of income and increased fluctuation of net asset value per share. A further discussion of borrowing is contained in the Statement of Additional Information.


                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which are generally elected by the shareholders. A majority of the Trustees are not affiliated with AAI or Aon or their affiliates. The Board of Trustees is responsible for the overall management of the Trust, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Trust.

INVESTMENT ADVISER


Aon Advisors, Inc. ("AAI"), 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon Corporation ("Aon"), is the investment adviser for the Funds. AAI is registered as an investment adviser under the Investment Advisers Act of 1940. As of February 28, 1997, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon, owned directly and beneficially
13,463,477 shares (12.4%) of the outstanding common stock of Aon.

In addition to the Trust, AAI provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate. As of December 31, 1996, the aggregate assets under AAI's management were approximately $7.0 billion.


AAI has entered into investment advisory agreements (collectively, the "Advisory Agreements") with the Trust on behalf of each of the Funds. With respect to the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund and the REIT Index Fund, AAI provides day-to-day portfolio management, determining which securities to buy and sell for each, selecting the brokers and dealers to effect the transactions and negotiating commissions. In placing orders for securities transactions, AAI's policy is to attempt to obtain the most favorable price and efficient execution available. Subject to this policy, AAI may also allocate brokerage to broker-dealers based upon their sale of shares of the Trust. AAI has engaged an investment sub-adviser to provide the day-to-day portfolio management of the International Equity Fund.


Pursuant to a separate administration agreement (the "Administration Agreement") between the Trust and Aon Securities Corporation ("ASC"), a wholly owned subsidiary of Aon, ASC has agreed, at its own expense, to:


        (a) supply internal auditing and internal legal services; (b) supply stationery and office supplies; (c) prepare reports to shareholders and the Board of Trustees; (d) prepare tax returns; (e) prepare reports to and filings with the SEC and State Blue Sky authorities; (f) at the Trust's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (g) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (h) furnish persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust shareholder records.

The Trust is responsible for all other expenses, including:

        (a) taxes and fees payable by the Trust to federal, state, or other government agencies; (b) brokerage fees and commissions, and issue and transfer taxes; (c) interest; (d) Board of Trustees meeting attendance and annual retainer fees and expenses of trustees of the Trust who are not directors, officers or employees of AAI, or of any affiliated person (other than a registered investment company) of AAI; (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (f) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services; (g) outside legal fees and expenses in connection with the affairs of the Trust including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (h) charges and expenses of independent auditors; (i) costs of meetings of shareholders and trustees of the Trust; (j) costs of maintenance of corporate existence; (k) insurance premiums; (l) investment advisory fees; (m) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements;
        (n) costs and fees associated with delivering reports to and filings with the SEC and State Blue Sky authorities; (o) costs relating to administration of the Trust's general operations; (p) costs relating to the Trust's own employees, if any; and (q) costs of preparing, printing, and delivering the Trust's Prospectus and Statement of Additional Information to existing shareholders.


AAI has agreed to reimburse the Trust for any amount by which the total expenses of (i) shares of the Money Market Fund in any fiscal year exceed
1.00% of the average daily net assets of that Fund; (ii) shares of the Government Securities Fund in any fiscal year exceed 1.50% of the first $30 million of average daily net assets of that Fund and 1.25% of average daily net assets of that Fund in excess of $30 million; (iii) shares of the Asset Allocation Fund in any fiscal year exceed 1.25% of the average daily net assets of that Fund; (iv) shares of the S&P 500 Index Fund in any fiscal year exceed
 .75% of the average daily net assets of that Fund; (v) shares of the International Equity Fund in any fiscal year exceed 1.75% of the first $30 million of average daily net assets of that Fund and 1.50% of average daily net assets of that Fund in excess of $30 million; and (vi) shares of the REIT Index Fund in any fiscal year exceed 1.50% of the first $30 million of average daily net assets of that Fund and 1.25% of average daily net assets of that Fund in excess of $30 million. For purposes of this reimbursement formula, "expenses" do not include interest, taxes, brokerage commissions or extraordinary expenses. Reimbursement of excess expenses, as described above, cannot be changed without shareholder approval.



During the fiscal year ended October 31, 1996, the total operating expenses incurred by the Money Market Fund and Asset Allocation Fund (including the advisory fee paid to AAI), before any reimbursements or fee waivers, represented .46% (.23% after reimbursements and fee waivers) and .87%, respectively, of the average daily net assets of each such Fund. For the period September 3, 1996 (commencement of operations) through October 31, 1996, the total operating expenses incurred by the Government Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund (including the advisory fee paid to AAI), before any reimbursements or fee waivers, represented .89%, 1.26% (.71% after reimbursements and fee waivers), 1.46% and 1.20%, respectively, of the average daily net assets of each such Fund on an annualized basis. During the fiscal year ended October 31, 1996, AAI was required to reimburse the Trust $13,734 for expenses incurred by the S&P 500 Index Fund in excess of the limit described in the previous paragraph. No other such reimbursement was required.


The Trust pays AAI compensation in the form of investment advisory fees. The fees are accrued daily but paid to AAI monthly. Effective September 3, 1996, the investment advisory fee for each Fund is based upon the average daily net assets of such Fund (see "Net Asset Value"), at the following annual rates:

        Money Market Fund:                .30%.

        Government Securities Fund:       .45% of the first $100 million; .40%
                                          of the next $100 million; .35% of
                                          the next $100 million; .30% of the
                                          next $100 million; and .25% of
                                          amounts in excess of $400 million.

        Asset Allocation Fund:            .65% of the first $250 million; .55%
                                          of the next $250 million; and .45% of
                                          amounts in excess of $500 million.

        S&P 500 Index Fund:               .30%.

        International Equity Fund:        .95% of the first $100 million; .90%
                                          of the next $100 million; and .85% of
                                          amounts in excess of $200 million.

        REIT Index Fund:                  .60% of the first $100 million; .55%
                                          of the next $100 million; and .50% of
                                          amounts in excess of $200 million.


From the time the Money Market Fund began operations to September 3, 1996, AAI has waived collection of .25% of its annual investment advisory fee (which fee, prior to September 3, 1996, was at an annual rate of .35% and included fees payable under the Administration Agreement which are now borne directly by the Trust). Since September 3, 1996, AAI has agreed to waive half of its .30% annual investment advisory fee until at least February 28, 1998. Prior to September 3, 1996, the annual investment advisory fee for the Asset
Allocation Fund was at a rate of .70% of average daily net assets and included fees payable under the Administration Agreement which are now borne directly by the Trust.



During the fiscal year ended October 31, 1996, the Trust paid AAI investment advisory fees in an amount representing .11% of the average daily net assets of the Money Market Fund and .68% of the average daily net assets of the Asset Allocation Fund. For the period from September 3, 1996 (commencement of operations) through October 31, 1996, the Trust paid AAI investment advisory fees in an amount representing .45%, .30%, .95%, and .60% of the average daily net assets of the Government Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund, respectively, on an annualized basis.



Effective September 3, 1996, the Trust also pays ASC an annual fee of .05% of the Fund's average daily net assets under the Administration Agreement.


INVESTMENT SUB-ADVISER


Brinson Partners, Inc. ("Brinson Partners") is the investment sub-adviser for the International Equity Fund. Brinson Partners is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Partner of Brinson Partners. Brinson Partners is a subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners, a registered investment adviser under the Investment Advisers Act of 1940, managed approximately $61 billion of global stocks and bonds as of September 30, 1996, and it and its predecessor entities have been managing non-U.S. securities since 1974.


Brinson Partners manages the investments of the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Brinson Partners follows AAI's policy of seeking to obtain the most favorable price and efficient execution available.

For its services, AAI pays Brinson Partners monthly compensation in the form of an investment sub-advisory fee. The fee is based upon the average daily net assets of the International Equity Fund at the rate of .50% of the first $100 million; .475% of the next $100 million; and .45% of amounts in excess of $200 million of such average daily net assets.

FUND MANAGERS

Michael A. Conway has been President of AAI since 1990. In that capacity he oversees the investment management of all portfolios of the Trust. From 1985 to 1990, Mr. Conway was president of Manhattan National Corporation. Mr. Conway holds a B.A. degree from the University of Illinois. He is a Chartered Financial Analyst and a charter member of the International Society of Financial Analysts.

Keith C. Lemmer, portfolio manager of the Money Market Fund since its inception in 1992, has been employed as Senior Portfolio Manager of AAI since 1992.
Prior to 1992, Mr. Lemmer was employed by AAI as a Portfolio Manager (from 1991 to 1992) and a Fixed Income Analyst (from 1987 to 1991). Mr. Lemmer holds a B.A. degree from Western Illinois University and an M.B.A. degree from DePaul University. He is a Certified Public Accountant and a Chartered Financial Analyst. He is a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago.


Janet S. Henry, portfolio manager of the Government Securities Fund since its inception in 1996, has been employed by AAI since 1987. She is currently a Senior Portfolio Manager responsible for managing over $1.5 billion in taxable fixed income investments for Aon and its subsidiaries and other insurance company clients of AAI. Ms. Henry received her B.A. in History from DePauw University in 1974 and is a Chartered Financial Analyst. Ms. Henry is a member of the Financial Analysts Federation and the Investment Analysts Society of Chicago.


John G. Lagedrost, portfolio manager of the Asset Allocation Fund since December 1995, has been employed as Senior Portfolio Manager of AAI since 1995. From 1991 to 1995, Mr. Lagedrost was Vice President in the Asset Management Group of The First National Bank of Chicago, and from 1987 to 1990, he was Vice President in the Mezzanine Finance Group of such bank. Mr. Lagedrost holds a B.S. degree from Marquette University and M.M. degree from Northwestern University.


John C. DeCaro, II, portfolio manager of the S&P 500 Index Fund and the REIT Index Fund, joined AAI in 1995 as an Investment Analyst. He is a member of the Financial Risk Management Group, and also serves as portfolio manager for the Life of Virginia Series Fund Common Stock Index Portfolio. Prior to joining AAI, Mr. DeCaro was employed as a Quantitative Analyst for Morningstar, Inc. (1992-1995). Mr. DeCaro was awarded his B.S. in Finance from the University of South Carolina in 1991. He received his M.S. in Financial Markets and Trading from the Illinois

Institute of Technology in 1995. Mr. DeCaro is a Chartered Financial Analyst candidate and has passed the Level II examination.






No single person or persons acts as portfolio manager(s) for the International Equity Fund. All investment decisions for the International Equity Fund are made by an investment committee of Brinson Partners.


                             DISTRIBUTION OF SHARES

The Trust has entered into a Distribution Agreement with Aon Securities Corporation (the "Distributor"), 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon, under which the Distributor will acts as principal underwriter and distributor of the shares of each Fund.









                                NET ASSET VALUE


The net asset value per share of each Fund is determined by subtracting the liabilities of such Fund from the value of its assets and dividing the remainder by the number of outstanding shares of such Fund. Net asset value is calculated for each Fund once each day that the Trust is open for business at the close of regular trading on the New York Stock Exchange (currently
3:00 p.m., Central Time) on each such day, except that, in the case of the Money Market Fund, such net asset value is calculated twice each such day, once at 12:30 p.m., Central Time, and again at the close of regular trading on the New York Stock Exchange, on each such day.



The Trust is open for business on each day that the New York Stock
Exchange is open for trading except that shares of the Money Market Fund and the Government Securities Fund may not be purchased or redeemed on: Martin Luther King, Jr. Day, Columbus Day, and Veterans' Day.


With the exception of the Money Market Fund, securities of each Fund are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trust's Board of Trustees. See "Net Asset Value" in the Statement of Additional Information.

The Trust intends to use its best efforts to maintain the net asset value of the Money Market Fund at $1.00 per share although it cannot assure that it will be able to do so on a continuous basis. The Money Market Fund's net asset value is computed using the amortized cost method to value its portfolio securities. This method involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar portfolio which marks its portfolio securities to market each day. A more detailed description of net asset value computation and amortized cost method is contained in the Statement of Additional Information.






                               PURCHASE OF SHARES


Shares of the Trust are offered and sold on a continuous basis at the net asset value per share next calculated after a purchase order is received and accepted. Initial investments may only be made by submitting a completed Account Application as described below. If you did not receive a proper Account Application with this Prospectus, please contact the transfer agent at
(800) 266-3637. Subsequent purchase orders may be placed by submitting orders to the Trust's transfer agent (Firstar Trust Company). The minimum initial investment for shares of each Fund is $1,000, and subsequent investments must be at least $100. The minimum purchase requirements do not apply to reinvested dividends. The minimum initial investment and subsequent investment amounts may be less than the foregoing for full time staff employees of Aon and its affiliates.



The Trust intends to make available a retirement plan for self-employed individuals (Keogh Plan) and makes available individual retirement accounts
(IRAs) for all individuals. Additional information concerning these plans and accounts may be obtained from the transfer agent, telephone (800) 266-3637.


Investors may purchase shares of a Fund at net asset value through a broker, who may charge a transaction fee for this service, no part of which is paid by or received by the Fund, the Adviser or the Distributor.
















PURCHASE BY CHECK

Investors desiring to purchase shares of any Fund may obtain an Account Application from the transfer agent. The Application should be completed (indicating the Fund) and mailed, together with a check or money order (payable to Aon Funds), to the Trust, at Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53261-0701. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Trust may be made at any time by sending to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53261-0701, a check or money order payable to the Trust as shown above, along with either (1) the detachable form that regularly accompanies the confirmation of a prior transaction, or (2) a letter stating the amount of the investment, the name of the Fund in which the investor wants to invest and the account number in which the investment is to be made. A $20 fee will be imposed by the transfer agent if any check deposited on behalf of the Trust does not clear, and the investor involved will be responsible for any loss incurred by the Trust.

PURCHASE BY WIRE

An investor may also purchase shares by directing his or her bank to transmit immediately available funds by wire in the amount of the purchase price to:

                         Firstar Bank, Milwaukee, N.A.
                        Account of Firstar Trust Company
                                ABA #0750-00022


                      For credit to Account # 1 12-952-137
                            777 E. Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                           Aon Funds--(Name of Fund)
            [investor's account number and the title of the account]



When making an initial wire purchase, please call the transfer agent at (800) 266-3637 with the appropriate account information prior to sending the wire. Investors should be sure to specify the name of the Fund in which they want to invest. Investors making initial investments by wire must promptly complete an Account Application and forward it to the transfer agent. Amounts redeemed pursuant to redemption requests received before the completed Application has been received and accepted by the transfer agent will not be paid until the completed Application has been received and accepted by the Trust.


Subsequent purchase orders are accepted by the transfer agent at its Milwaukee office. The Trust may allow certain securities dealers or financial institutions with which it and the Distributor have entered into agreements to purchase shares of the Funds for next day settlement. Otherwise, the transfer agent will not accept an order from securities dealers or financial institutions unless the dealer or institution undertakes to pay for the order in immediately available funds wired to the transfer agent by the close of business the same day. The transfer agent will not accept an order from other investors unless they, at the time they place an order, have a creditworthy financial institution guarantee payment in immediately available funds wired to the transfer agent by the close of business the same day.

Purchase orders that are received and accepted before the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (12:30 p.m. or 3:00 p.m., Central Time, in the case of the Money Market Fund) on a business day will be executed at the price per share next calculated as of such time. Purchase orders received and accepted after such time will be executed at the price per share next calculated following receipt and acceptance of the purchase order by the transfer agent.

The Trust will not accept payment in cash for the purchase of shares. Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. Applications without a Taxpayer Identification Number or an indication that a Taxpayer Identification Number has been applied for will not be accepted. If a Taxpayer Identification Number has been applied for, the number must be provided and certified within 60 days of the date of the Application. See the Account Application for further information about this requirement.

In the case of the Money Market Fund, if the transfer agent receives and accepts a purchase order by 12:30 p.m. (Central Time) on a business day, the investor will receive the portfolio dividend declared that day. If an order is received and accepted by the transfer agent after 12:30 p.m. (Central Time), an investor's shares will begin to accrue dividends on the following business day.

The Trust reserves the right to reject any purchase order for any reason.


                              REDEMPTION OF SHARES

REGULAR REDEMPTION

An investor may redeem shares in any amount at their next determined net asset value after receipt of a written redemption request by Aon Funds, P.O. Box 701, Milwaukee, WI 53201-0701.

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Trust. Do not send letters by overnight courier to the post office box address. Except as described below under "Telephone Redemption," redemption requests and correspondence sent to the Trust by overnight courier must be delivered to the offices of the transfer agent at 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202.


Redemption requests must be signed by each owner of the shares to be redeemed, including each joint owner on redemption requests for joint accounts, in the exact manner as the share account is registered, and must state the amount of redemption and identify the shareholder account number and Taxpayer Identification Number. If the amount of the redemption request exceeds $25,000, or if the proceeds are to be sent elsewhere than the address of record, each signature must be guaranteed by an eligible signature guarantor institution, such as a commercial bank that is a member of the FDIC, a trust company, or a member firm of a national securities exchange. The transfer agent will not accept guarantees from notaries public. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm and "Signature Guaranteed" must appear with the signature. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.


TELEPHONE REDEMPTION


Currently, shareholders may redeem shares of the Trust by telephone. To redeem shares by telephone, an investor must check the appropriate box on the Account Application. Once this feature has been requested, shares may be redeemed by calling Investor Services at (800) 266-3637, and providing the account name, account number, Fund name and amount of redemption. Proceeds of shares redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the transfer agent.


If an investor redeems shares by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day (the same business day in the case of redemptions as of 12:30 p.m., Central Time, from the Money Market Fund), provided the redemption order is received by the transfer agent before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (or before 12:30 p.m., Central Time, in the case of same-day redemption from the Money Market
Fund). If a redemption order is received by the transfer agent after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central
Time) (after 12:30 p.m., Central Time, in the case of the Money Market Fund), or on a non-business day, payment for the redeemed shares will, at the investor's request, normally be wired in federal funds one business day later.


As stated above, the transfer agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions subsequently received by the transfer agent, and only if the investor's bank is a commercial bank located within the United States. The transfer agent currently charges a $12.00 fee for each payment of redemption proceeds made by wire. The Trust imposes the wire transfer fee directly upon redeeming shareholders requesting wire transfers.


In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to Aon Funds at P.O. Box 701, Milwaukee, WI 53201-0701. The request must be signed by each shareholder of the account with the signatures guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Trust at any time. In addition, neither the Trust nor its transfer agent will be responsible for the authenticity of redemption instructions received by telephone. Nevertheless, the transfer agent has established certain reasonable procedures to confirm that instructions communicated by telephone are genuine (in the absence of such procedures the Trust or the transfer agent may be liable for any unauthorized or fraudulent instructions). Such procedures may include, among others, requiring forms of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions or transactions and/or tape recording telephone instructions. Thus, a shareholder would bear any losses resulting from unauthorized telephone redemption instructions with respect to the shareholder's account.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption."

CHECK REDEMPTION FOR MONEY MARKET FUND

An investor may request on the Account Application or by later written request that the Money Market Fund provide to the investor Redemption Checks ("Checks") which may be drawn on the Fund. Checks will be sent only to the registered owner(s) of shares of the Money Market Fund and only to the address of record. Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned on amounts drawn until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the Fund to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $20 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on the Money Market Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

OTHER REDEMPTION INFORMATION

Share redemption requests are effected at the net asset value next determined after receipt of a request in proper form by the transfer agent. Shares for which redemption requests are received by the Trust's transfer agent in proper form before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (before 12:30 p.m., Central Time, in the case of the Money Market Fund) on a business day will not receive any Fund dividend declared that day. If the request is received in proper form after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (after 12:30 p.m., Central Time, in the case of the Money Market Fund), the shares to be redeemed will be credited with that day's dividend.

Each Fund ordinarily will make payment for redeemed shares within seven days after receipt by the transfer agent of a request in proper form, except as may otherwise be permitted by the SEC. Payment may be delayed (1) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists, as determined by the SEC, and it is not reasonably practicable for such Fund to dispose of its securities, or to determine the value of its net assets; or (3) for other periods as permitted by the SEC for the protection of the Fund's shareholders.

Shares purchased by check will not be redeemed until the check has cleared, which may take up to fifteen days. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor purchasing shares by wire must file an Account Application before payment is made on any redemption requests for shares purchased by wire.

Each Fund reserves the right to redeem involuntarily, upon not less than 30 days' notice, any shareholder account which is reduced as a result of a redemption by an investor to a value of less than $500.


                        ADDITIONAL SERVICES TO INVESTORS

AUTOMATIC INVESTMENT PROGRAM

When opening an account, a shareholder may authorize deductions to be made from his or her personal bank checking account for investment each month in shares of a Fund in a minimum amount of $100. (This minimum may be less for full-time staff employees of Aon and its subsidiaries). There is no obligation to continue automatic investment program purchases, and the program may be terminated at any time by the shareholder, the Trust or Firstar Trust Company. To initiate this program, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an application, see "Purchase of Shares."


EXCHANGE PRIVILEGE


Shares of any Fund of the Trust which have been registered in the shareholder's name for at least 15 days may be exchanged for shares of any other Fund of the Trust, provided that the shares acquired in the exchange are qualified for sale in the jurisdiction of residence of the shareholder at the time of the exchange. Before initiating an exchange, the shareholder should obtain and carefully read this Prospectus as it relates to the Fund the shares of which are being acquired.



Under the exchange privilege, each Fund offers to exchange its shares for shares of another Fund on the basis of relative net asset values per share. In order to exercise an exchange without further approval of the Trust, the shares being exchanged must have a net asset value of at least $1,000 but not more than $500,000.



To elect the exchange privilege, the shareholder must check the appropriate box on the Account Application. To exercise the exchange privilege, the shareholder must contact the transfer agent in writing, or telephone the transfer agent at (800) 266-3637 and request the exchange. The shareholder will be charged $5.00 for each telephone exchange resulting in a redemption out of any Fund. This charge will be deducted from the amount being exchanged.


An exchange of shares is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax adviser.

The exchange privilege may be modified or terminated at any time upon 60 days' prior written notice. Although an investor may make up to four exchanges in any one calendar year, the Trust reserves the right to limit the number of exchanges in excess of four per year.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder who owns shares having a value of $7,500 or more may receive regular monthly, quarterly or annual payments by arranging to redeem shares of a Fund on a regular basis under a Systematic Withdrawal Plan (the "Withdrawal Plan"). Under the Withdrawal Plan, a shareholder can elect fixed dollar monthly, quarterly or annual payments of at least $100 each.

Under the Withdrawal Plan, shareholders must elect to reinvest dividends and other distributions in additional Fund shares. All payments are made by redeeming shares, and when all the shares under the Withdrawal Plan have been redeemed, no more payments are made. Withdrawal Plan participation may be terminated at any time by the shareholder or the Trust. To initiate the Withdrawal Plan, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an Application, see "Purchase of Shares."


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The Money Market Fund accrues dividends from net investment income daily and usually distributes such accrued dividends to shareholders monthly. The Government Securities Fund and the Asset Allocation Fund generally declare and distribute to shareholders dividends from net investment income monthly and quarterly, respectively. The S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund declare and distribute to shareholders dividends from net investment income at least annually. All capital gains, if any, are distributed at least annually, usually in December. When a dividend or distribution is declared, the net asset value per share is reduced by the amount thereof. Investors considering buying shares of one of the Funds just prior to a record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment. Unless a shareholder otherwise directs, dividends and distributions are reinvested in additional full and fractional shares of the Fund with respect to which they were paid based on the net asset value of such shares on the payment date. A shareholder may instead elect (1) to receive all dividends and distributions in cash, (2) to reinvest capital gains distributions and receive net investment income dividends in cash, or
(3) to invest all dividends and distributions in full and fractional shares of another Fund at the net asset value next determined after the time of payment. Elections may be made by notifying the transfer agent in writing of the election at least 30 days prior to the day on which the election is to be effective, and will remain in effect until revoked by similar notice to the transfer agent.


Each Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Code. As a RIC, a Fund is not subject to federal income taxes on its income and gains distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net long-term capital gains) each year. Each Fund intends to distribute annually to its shareholders substantially all of its net investment income and net long-term capital gains, if any.


Shareholders (except those who are not subject to tax on their income) are subject to federal income tax on distributions of net investment income and net long-term capital gains, regardless of whether such distributions are paid in cash or reinvested in additional shares of the distributing Fund or another Fund. Distributions by a Fund of its net investment income will be taxable to shareholders as ordinary income, and will qualify for the 70% dividends received deduction available to corporations only to the extent the Fund's net investment income consists of qualifying dividend income from U.S. corporations. Distributions by a Fund of its net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has owned shares of the Fund. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated first as a return of capital to the extent of a shareholder's tax basis in his shares and thereafter as gain from the sale of such shares. Distributions may be subject to state and local tax. Shareholders will be advised of the amount and nature of any income or gains distributed to shareholders.


Any gain or loss realized upon the sale or exchange of shares of a Fund (including an exchange of shares of one Fund for shares of a different Fund) by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of shares held for six months or less will be treated as long-term capital loss, however, to the extent of any distributions of net long-term capital gains received on such shares. Additionally, any loss realized on the sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced, through the reinvestment of dividends or otherwise, during the 61-day period beginning 30 days before and ending 30 days after the shares are sold or exchanged.

FOREIGN INVESTMENTS

Each Fund investing in foreign securities, currencies or other investments may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities, currencies or other investments will be reduced by these foreign taxes and, in general, shareholders of such a Fund will bear the cost of any such foreign taxes.

If, however, more than 50% of the value of a Fund's total assets as the close of its taxable year consists of stocks or securities of foreign corporations, such Fund will be eligible to make an election to "pass through" to such Fund's shareholders the amount of foreign taxes paid by such Fund. It is not expected that any of the Funds other than the International Equity Fund will be eligible to make such an election. To the extent the International Equity Fund is eligible to make such an election, it may elect to do so. If such an election is made, a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the electing Fund; (2) treat his or her pro rata share of such foreign taxes as having been paid by him or her; and (3) either deduct his or her pro rata share of foreign taxes in computing his or her taxable income or, subject to numerous limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Generally, no deduction or credit will be available to a shareholder who is exempt from federal income tax. Each shareholder of a Fund eligible to make an election for a taxable year will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each country and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation which is applied separately to "passive income", which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

INFORMATION REPORTING AND BACKUP WITHHOLDING

If an investor has not furnished a certified correct Taxpayer Identification Number (generally a Social Security number) and has not certified that withholding does not apply, or if the IRS has notified the Trust that the Taxpayer Identification Number listed on the investor's account is incorrect according to their records or that the investor is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the investor's federal tax liability; a refund may be obtained from the IRS if withholding results in overpayment of taxes.

REITs do not provide complete information about the taxability of their distributions until after the calendar year end. As a result, the Trust may not be able to determine how much of the REIT Index Fund's annual distributions is taxable to shareholders until after the traditional January 31 deadline for issuing Form 1099-DIV ("1099"). Therefore, the Trust may request permission each year from the IRS for an extension. If the Trust's request is approved, it will mail Form 1099-DIVs to REIT Index Fund shareholders with non-retirement accounts in February.

THE FOREGOING IS ONLY A SUMMARY OF SOME OF THE IMPORTANT TAX CONSIDERATIONS GENERALLY AFFECTING EACH FUND AND ITS SHAREHOLDERS. INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAXATION OF INVESTMENTS IN ANY FUND. IN PARTICULAR, INVESTORS THAT ARE NOT U.S. PERSONS FOR U.S. FEDERAL INCOME TAX PURPOSES, AND OTHER INVESTORS SUBJECT TO SPECIAL RULES UNDER THE CODE, SHOULD CONSULT THEIR TAX ADVISERS.


                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, the Money Market Fund may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

GOVERNMENT SECURITIES FUND AND ASSET ALLOCATION FUND


For purposes of advertising, performance of the Government Securities Fund and Asset Allocation Fund may be calculated on several bases, including current yield, average annual total return and/or total return. Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.


S&P 500 INDEX FUND, INTERNATIONAL EQUITY FUND AND REIT INDEX FUND


For purposes of advertising, performance of the S&P 500 Index   Fund, the
International Equity Fund and the REIT Index Fund may be calculated on the basis of average annual total return and/or total return. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the performance of these Funds will include the average annual total return for one, five and ten year periods, or for shorter time periods, depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Average annual total return and total return will be calculated as described above.

INFORMATION APPLICABLE TO ALL FUNDS


Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of portfolio securities held by a Fund and is affected by operating expenses. No adjustment is made in reporting performance for taxes payable by shareholders on reinvested dividends and distributions. Yield and performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


Comparative performance information may be used from time to time in reports or other communications to shareholders or in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., and other industry or financial publications. The performance of the Funds may be compared to that of other mutual funds with similar investment objectives and to relevant equity, debt or other indices. From time to time, articles about the Trust or the Funds regarding their performance or ranking may appear in various publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Trust or the Funds. Reference to or reprints of such articles may be used in promotional literature.


                             ADDITIONAL INFORMATION


To date, the Trust's Board of Trustees has authorized the creation of six separate series of shares for the Trust. All consideration received by the Trust for shares of one of the series and all assets in which such consideration is invested will belong to that series and will be subjected to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval which may be sold pursuant to other offering documents.



As of December 31, 1996, Aon, itself and through its subsidiaries and affiliates, owned beneficially and of record 99.8%, 99.9%, 99.1%, 99.9%, 99.8% and 99.8% of the outstanding shares of beneficial interest of the Money
Market Fund, Government Securities Fund, Asset Allocation Fund, S&P 500 Index
Fund, International Equity Fund and REIT Index Fund, respectively.   Aon and
its subsidiaries may be able to cast a deciding vote on matters submitted to a vote of shareholders, which may include proposed changes in any Fund's investment objective and fundamental investment restrictions and in the terms of its investment advisory agreement.


It is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Trust's Board of Trustees has considered this factor in approving the use of this single combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING

The Trust will not hold annual shareholder meetings. Shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Board members. In addition, shareholders of the respective Funds will have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such Funds, approval of changes to investment advisory agreements and such additional matters relating to the Trust or such Funds (or classes of shares thereof) as might be required by the 1940 Act. As to any matter on which shareholders of the Trust are entitled to vote, they shall be entitled to one noncumulative vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. In no event shall holders of shares of a series or class be entitled to vote such shares with respect to any matter that does not affect any interest of such series or class, as the case may be, unless otherwise required by the 1940 Act. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.

CUSTODIAN

Firstar Trust Company acts as Custodian of the assets of the Fund and also acts as its transfer and dividend paying agent. The principal office of Firstar Trust Company is located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. Pursuant to a sub-custody agreement with Firstar Trust Company, Chase Manhattan Bank, N.A., 1211 6th Avenue, New York, NY 10036, serves as custodian for the foreign assets of the International Equity Fund.

                               INVESTMENT ADVISOR
                               Aon Advisors, Inc.
                             123 North Wacker Drive
                            Chicago, Illinois 60606



                                 ADMINISTRATOR
                           Aon Securities Corporation
                             123 North Wacker Drive
                            Chicago, Illinois 60606



                                  DISTRIBUTOR
                           Aon Securities Corporation
                             123 North Wacker Drive
                            Chicago, Illinois 60606



                CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING AGENT
                             Firstar Trust Company
                      615 E. Michigan Street, Third Floor
                           Milwaukee, Wisconsin 53202



                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                                  Sears Tower
                             233 South Wacker Drive
                            Chicago, Illinois 60606



                                 LEGAL COUNSEL
                                Sidley & Austin
                            One First National Plaza
                               Chicago, IL 60603

                                   AON FUNDS
                             123 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606


                   DISTRIBUTOR -- AON SECURITIES CORPORATION


                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 28, 1997


   This Statement of Additional Information is not a Prospectus. Much of the information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus of Aon Funds and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of the Prospectus with the same date as this Statement of Additional Information, send a written request to the Trust at 123 North Wacker Drive, Chicago, Illinois 60606, or call (800) 266-3637.

                               TABLE OF CONTENTS

<Caption

                                                                            PAGE
                                                                            ----
 General Information . . . . . . . . . . . . . . . . . . . . . . .            4

  Prior History  . . . . . . . . . . . . . . . . . . . . . . . . .            4

  Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . .            4

 Money Market Fund Investments, Investment Practices and
  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . .            5

  General Standards  . . . . . . . . . . . . . . . . . . . . . . .            5

  U.S. Government Securities . . . . . . . . . . . . . . . . . . .            5

  Certificates of Deposit and Time Deposits  . . . . . . . . . . .            6

  Commercial Paper . . . . . . . . . . . . . . . . . . . . . . . .            6

  Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . .            6

  Foreign Securities . . . . . . . . . . . . . . . . . . . . . . .            6

  Lending Portfolio Securities . . . . . . . . . . . . . . . . . .            7

  Investment Restrictions  . . . . . . . . . . . . . . . . . . . .            7

 Additional Investment Practices and Restrictions  . . . . . . . .            9

  When-Issued and Delayed Delivery Securities  . . . . . . . . . .            9

  Loans of Portfolio Securities  . . . . . . . . . . . . . . . . .            9

  Convertible Securities . . . . . . . . . . . . . . . . . . . . .           10

  Warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . .           10

  Risks of Foreign Investments . . . . . . . . . . . . . . . . . .           10

  Forward Foreign Currency Exchange Contracts  . . . . . . . . . .           11

  Writing and Purchasing Currency Call and Put Options . . . . . .           12

  Special Risks Associated With Options on Currency  . . . . . . .           13

  Currency Swaps . . . . . . . . . . . . . . . . . . . . . . . . .           13

  Options on Securities and Securities Indices . . . . . . . . . .           14

  Financial Futures Contracts  . . . . . . . . . . . . . . . . . .           15

  Options on Financial Futures Contracts . . . . . . . . . . . . .           16

  Certain Additional Risks of Options and Financial
   Futures Contracts . . . . . . . . . . . . . . . . . . . . . . .           17

  Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . .           18

  Lower-Rated, Lower Quality Debt Instruments  . . . . . . . . . .           18

  Risks of Lower-Rated, Lower Quality Debt Instruments . . . . . .           18

  Covered Call Options . . . . . . . . . . . . . . . . . . . . . .           19

  GNMA Certificates  . . . . . . . . . . . . . . . . . . . . . . .           19

  Investment Restrictions  . . . . . . . . . . . . . . . . . . . .           20

 Management of the Trust . . . . . . . . . . . . . . . . . . . . .           22

  Trustees and Officers  . . . . . . . . . . . . . . . . . . . . .           22

  Investment Advisers  . . . . . . . . . . . . . . . . . . . . . .           24

  Investment Advisory and Administration Fees  . . . . . . . . . .           25

  Investment Sub-Adviser . . . . . . . . . . . . . . . . . . . . .           25

  Investment Sub-Advisory Agreement  . . . . . . . . . . . . . . .           26

  Investment Sub-Advisory Fees . . . . . . . . . . . . . . . . . .           26

  Reimbursement of Excess Operating Expenses . . . . . . . . . . .           26

  Securities Activities of the Adviser . . . . . . . . . . . . . .           27


Control Persons and Principal Holders of Securities  . . . . .       27
Portfolio Transactions and Brokerage . . . . . . . . . . . . .       29
Determination of Net Asset Value . . . . . . . . . . . . . . .       30
   General . . . . . . . . . . . . . . . . . . . . . . . . . .       30
   Money Market Fund . . . . . . . . . . . . . . . . . . . . .       31
   Non-Money Market Funds  . . . . . . . . . . . . . . . . . .       31
Retirement Programs  . . . . . . . . . . . . . . . . . . . . .       32
Yield and Performance Information  . . . . . . . . . . . . . .       32
Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Additional Information . . . . . . . . . . . . . . . . . . . .       35
   Custodian, Transfer Agent and Accounting Agent  . . . . . .       35
   Independent Auditors  . . . . . . . . . . . . . . . . . . .       35
   Financial Statements  . . . . . . . . . . . . . . . . . . .       35
   Legal Counsel . . . . . . . . . . . . . . . . . . . . . . .       35
   Shares of Beneficial Interest . . . . . . . . . . . . . . .       35
   Reports . . . . . . . . . . . . . . . . . . . . . . . . . .       36
   Other Information . . . . . . . . . . . . . . . . . . . . .       36
Appendix A  . . . .. . . . . . . . . . . . . . . . . . . . . .       37

                              GENERAL INFORMATION


   Aon Funds (the "Trust") is an open-end management investment company formed as a Delaware business trust on May 16, 1996 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues six separate series of shares (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of securities with its own investment objective and policies (commonly known as a mutual fund). The Funds which are currently offered are the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund, the S&P 500 Index Fund, the International Equity Fund and the REIT Index Fund. The Trust issues a separate series of shares for each Fund representing undivided beneficial interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.


   Trust shares are distributed through Aon Securities Corporation ("ASC"), a wholly-owned subsidiary of Aon Corporation, a publicly held insurance holding company the common stock of which is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. Aon Advisors, Inc. ("AAI"), also a wholly-owned subsidiary of Aon Corporation, serves as investment adviser to each Fund. AAI has engaged Brinson Partners, Inc. ("Brinson Partners") as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund. (As used herein, "Adviser" shall refer to AAI and, where applicable, Brinson Partners, or both, in their respective roles.) Aon Corporation and its subsidiary companies may, by virtue of their shareholder interests in any Fund at any particular date, be considered to be controlling persons of the Trust and such Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Trust's or such Fund's shareholders.

PRIOR HISTORY

   Prior to September 3, 1996, the Trust conducted business as Aon Asset Management Fund, Inc., a Virginia corporation. Any reference herein to the Trust, including any financial information and performance data, relating to such period reflects the Trust's portfolios as constituted prior to the commencement of operations of the Trust.


   Between September 3, 1996 and February 28, 1997, each of the six Funds of the Trust issued two classes of shares, Class C and Class Y shares. The principal difference between the share classes was that Class C shares were subject to distribution expenses of up to .25% per annum under a Rule 12b-1 Plan applicable to such shares. The Class C shares of each of the Funds were eliminated effective February 28, 1997 by converting such shares into Class Y shares of the respective Funds. The conversion was effected on the basis of the relative net asset values of the Class C shares and the Class Y shares of the respective Funds as determined as of the date and time of conversion. Thereafter, Class Y shares became available to any investor who theretofore would have qualified to purchase either Class C or Class Y shares, and Class Y shares became known simply as "shares". Unless otherwise specified, all references to shares of any Fund herein and in the Statement of Additional Information relating to the period between September 3, 1996 and February 28, 1997 refer to Class Y shares of such Fund.


PORTFOLIO TURNOVER

   The turnover rate for any Fund is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of such Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater transaction expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by certain requirements which the Trust must satisfy to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages shown below. Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund.






   The annual portfolio turnover rates for each of the Funds for recent fiscal periods is set forth under "Financial Highlights" in the Prospectus.


   Government Securities, Asset Allocation, S&P 500 Index, REIT Index and International Equity Funds generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held.


                         MONEY MARKET FUND INVESTMENTS,
                     INVESTMENT PRACTICES AND RESTRICTIONS

   The investment objective of the Money Market Fund and the policies by which it pursues that objective are set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices that it may use and augments the explanation found in the Prospectus.

GENERAL STANDARDS

   The Money Market Fund may invest only in U.S. dollar-denominated instruments maturing in 13 months or less which the Adviser, under the general oversight of the Board of Trustees of the Trust, determines present minimal credit risks and are, at the time of acquisition, either:

   1. rated in the highest rating category by at least two nationally recognized statistical rating organizations (an "NRSRO") as defined under Rule 2a-7, as amended, under the 1940 Act, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

   2. in the case of an unrated instrument, determined by the Adviser under the general oversight of the Board of Trustees to be of comparable quality to the above; or

   3. issued by an issuer that has received a rating of the type described in
(1) above on other securities that are comparable in priority and security to the instrument.

   The types of securities in which the Money Market Fund may invest are more fully described below:

U.S. GOVERNMENT SECURITIES

   U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds (which differ only in their interest rates, maturities and times of issuance), are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

   Certificates of deposit include time deposits and negotiable certificates of deposit. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are certificates issued against funds deposited in a bank for a specified period of time. Bank obligations may be purchased only if (i) the issuing bank is a U.S. bank with total assets of at least $1 billion, and (ii) the bank is a member of the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

   Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

   Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying interest rates pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes. The Money Market Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the master demand note arrangements, the Adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand. While the master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Money Market Fund may invest in them only if at the time of an investment the issuer meets the criteria set forth above and in the Prospectus for all other issuers of instruments that the Money Market Fund may purchase. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Money Market Fund to have a maturity of one business day.

REPURCHASE AGREEMENTS

   Repurchase agreements are arrangements involving the purchase of money market instruments which the Money Market Fund is qualified to purchase, and the Fund's simultaneous agreement to sell the same instruments back to their original seller on demand or at a specified future date at an agreed upon price. A repurchase agreement can be viewed as a loan made by the Fund to the seller of the instrument, with such instrument serving as collateral for the seller's agreement to repay the amount borrowed with interest. In effect, the repurchase price reflects an agreed upon interest rate unrelated to the stated rate on the purchased instrument. Such transactions afford an opportunity for the Fund to earn a return on cash which is only temporarily available.

   The Money Market Fund will only enter into repurchase agreements when the Adviser, under the general oversight of the Board of Trustees of the Trust, determines that such agreements present minimal credit risks. For repurchase agreements, minimal credit risk determination relates to both the quality of the instrument serving as collateral as well as the creditworthiness of the original seller during the time frame contemplated by the repurchase agreement. Accordingly, as explained in the Prospectus, the Fund will only enter into repurchase agreements with banks and primary government securities dealers whom the Adviser (under the general oversight of the Trust's Board of Trustees and using the same criteria used to evaluate the credit risk of all instruments considered for purchase by the Fund) determines do not present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the agreement.

FOREIGN SECURITIES

   The Money Market Fund may invest in U.S. dollar-denominated money market instruments (including commercial paper) that are issued or guaranteed by foreign issuers, including foreign corporations or other business organizations, foreign governments and foreign government agencies or instrumentalities, and foreign financial institutions. The Money Market Fund will only invest in foreign securities that meet its general standards described above. Investments by the Fund in foreign securities entail certain risks not shared by domestic securities of the same type.

   Securities of foreign issuers, particularly nongovernmental issuers, involve risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Foreign securities may also be subject to greater fluctuations in price than similar securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In many countries, there is less government regulation of stock exchanges, brokers and listed companies than in the United States.

   With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment certain foreign issuers; in those situations, it may be difficult for the Fund to obtain or to enforce a judgment against the issuer.

LENDING PORTFOLIO SECURITIES

   In order to further the Money Market Fund's investment objective of seeking a high level of current income, it may lend its portfolio securities to brokers, dealers, and financial institutions. The amount of loaned securities will not exceed 5% of the value of the Fund's assets. Securities lending activities, if and when engaged in by the Money Market Fund, will be carried out in the manner described and subject to the conditions described in the caption "Lending Portfolio Securities" in the next section dealing with the Non-Money Market Funds.

INVESTMENT RESTRICTIONS

   FUNDAMENTAL INVESTMENT RESTRICTIONS. The Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. The "affirmative vote of the holders of a majority of a Fund's outstanding voting securities" means the vote of: (1) 67% or more of the shares of the Fund present or represented by proxy at a meeting of the Fund's shareholders, if more than 50% of the outstanding shares of such Fund are present in person or by proxy at such meeting, or (2) more than 50% of the outstanding shares of such Fund, whichever is less. Pursuant to the Money Market Fund's fundamental investment restrictions, it may not:

   (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Money Market Fund's total assets are deemed to constitute senior securities under the 1940 Act);

   (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate); a security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

   (c) purchase any securities on margin (except that, subject to the borrowing limitation in (h), the Money Market Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position;

   (d) underwrite securities of other issuers (except insofar as the Money Market Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);

   (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government Securities, as defined in Section 2(a)(16) of the 1940 Act;

 (f) invest more than 5% of the value of the Money Market Fund's total assets in, or invest in more than 10% of the outstanding voting securities of, any one issuer, except that this restriction does not apply to investments in U.S. Government Securities;

   (g) make loans, except that the Money Market Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities, but not in amounts in excess of the 5% of the value of its assets;

   (h) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Money Market Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets;

   (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Money Market Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (c) and (h);

   (j) enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Money Market Fund's total assets would be invested in such repurchase agreements and any other assets which are either illiquid or are not readily marketable;

   (k) invest in time deposits maturing in more than seven days; in addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and


   (1) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Money Market Fund may purchase securities of issuers which invest or deal in any of the above, provided such securities are money market instruments in which the Fund is otherwise permitted to invest.


   NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, the Money Market Fund is subject to the following restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:

   (a) write, purchase or sell puts, calls (other than covered call options) or combinations thereof;

   (b) invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of the Money Market Fund may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange ("NYSE");

   (c) participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with other Funds, with individually managed accounts, or with registered investment companies advised or sponsored by the Money Market Fund's investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution);

   (d) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control over, or management of, any issuer; and

   (e) purchase securities of other investment companies.

   COMPUTATION RULE. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Money Market Fund's total assets will not constitute a violation of the percentage restriction.


               ADDITIONAL INVESTMENT PRACTICES AND RESTRICTIONS

   The respective investment objectives of the Asset Allocation Fund, S&P 500 Index Fund, Government Securities Fund, International Equity Fund and REIT Index Fund (the "Non-Money Market Funds") and the policies by which such Funds will pursue their objectives are generally set forth in the Prospectus. This section describes in more detail certain securities in which such Funds (and in certain cases the Money Market Fund) may invest and certain investment practices they may use and is intended to augment the description found in the Prospectus.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other liquid Fund securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued basis or delayed-delivery basis if, as a result, more than 10% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

   Each Non-Money Market Fund may from time to time lend securities it holds to brokers, dealers and financial institutions, up to a maximum of 20% of its total assets, and the Money Market Fund may so lend securities up to a maximum of 5% of the value of its assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. Such loans will be secured by the collateral in the form of cash or U.S. Treasury securities, which at all times during which the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans and, in addition, will receive either a fee from the borrower or interest earned from the securities in which cash collateral is invested during the term of the loan.

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. A Fund will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were important with respect to the investment.

   Each Fund intends to limit the amount of securities lending so that the aggregate amount of interest received attributed to securities loaned, if considered "other income" for federal tax purposes, will not cause it to lose its tax status as a regulated investment company.

   The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Funds will make loans of securities only to firms that the Adviser (under the general oversight of the Board of Trustees of the Trust) deems creditworthy.

CONVERTIBLE SECURITIES

        The Asset Allocation Fund and International Equity Fund may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which these Funds may invest are subject to the same rating criteria as each Fund's investment in non-convertible debt securities.

WARRANTS

        The Asset Allocation Fund and the International Equity Fund may each invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. These Funds will not invest more than 2% of their total assets, calculated at the time of purchase, in warrants or rights which are not listed on the NYSE or American Stock Exchange. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

RISKS OF FOREIGN INVESTMENTS

        Investing in the securities of companies that are organized outside the United States or whose securities are principally traded outside the United States ("foreign issuers") or investing in securities denominated or quoted in a foreign currency ("non-dollar securities") involves certain special considerations, including those set forth below, which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.

        Since investments in foreign issuers may involve currencies of foreign countries and since a Non-Money Market Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs and since a Fund may be subject to currency exposure as a result of or independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

        Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Non-Money Market Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

        Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Non-Money Market Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended securities purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of Fund investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        The International Equity Fund may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

        The International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when it purchases or enters into a fixed price contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price or value of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is proposed to be purchased and the date on which the security is actually purchased, or the period during which the security is held (including the period after sale but prior to the conversion of the proceeds into dollars), or the period between the declaration of the dividend or interest payment and the date on which such payments are made or received (and converted into dollars).

        When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

        The International Equity Fund may engage in proxy-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The Fund also may purchase and sell forward contracts in cross-hedging when the Adviser anticipates that a foreign currency contained in the MSCI Index will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Fund. The Fund may also purchase and sell forward contracts to seek to increase total return.

        The Trust's custodian will place cash or high grade liquid debt securities (i.e., securities rated in one of the top three ratings categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if unrated, deemed by the Adviser to be of comparable credit quality) into a segregated account of the International Equity Fund in an amount equal to the value of the Fund's total assets committed to the consummation of speculative forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

        While the International Equity Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS

        The International Equity Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund also may use options on currency to proxy-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency if the Adviser determines that there is a pattern of correlation between the values of the currencies. In addition, the Fund may purchase call or put options on a currency when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive opportunities and are not held by the Fund.

        A call option written by the International Equity Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund would obligate the Fund to purchase specified currency from the option holder at a specified price at any time before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

        The International Equity Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by it.

        The International Equity Fund would normally purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

        The International Equity Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency.

        In addition to using options for the hedging purposes described above, the International Equity Fund may use options on currency to seek to increase total return. It may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forgo the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

        The International Equity Fund would normally purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. It would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. It would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, it would realize either no gain or a loss on the purchase of the put option.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY

        An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the International Equity Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

        The International Equity Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid investments. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to perform under or close out options purchased or written by the Fund.

CURRENCY SWAPS

        The International Equity Fund may enter into currency swaps for both hedging purposes and to seek to increase total return. To the extent that swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset





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value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement applicable to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Securities and Exchange Commission ("SEC") takes the position that currency swaps are illiquid investments subject to the Fund's limitation on such investments.

OPTIONS ON SECURITIES AND SECURITIES INDICES

        The Government Securities, S&P 500 Index, International Equity and REIT Index Funds may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of its portfolio securities. The Asset Allocation Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with the Trust's custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund and call options written by a Fund may also be covered by depositing cash or securities with the Trust's custodian in the same manner as written puts are covered.

        Through the writing of a covered call option, a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

        The S&P 500 Index, International Equity and REIT Index Funds may each, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. These Funds may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

        If a Fund writes an option which expires unexercised or is closed out by such Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

        When a Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

        Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, a Fund will cover such options written by segregating with its custodian or pledging to its futures commission merchant ("FCM") as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

        Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the





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
future be available.

        The S&P 500 Index, International Equity and REIT Index Funds may also purchase put or call options on securities indices in order to (i) hedge against anticipated changes in stock prices generally that may adversely affect the prices of securities that they intend to purchase at a later date, (ii) hedge their investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, these Funds may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

        The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, the S&P 500 Index, International Equity and REIT Index Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale, less all transaction costs, is more or less than the premium paid on the put or call option purchased.

        All the Non-Money Market Funds may use options traded on a national securities exchange. Only the Government Securities Fund, the International Equity Fund and the REIT Index Fund, however, may use over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, each of the Government Securities Fund, the International Equity Fund and the REIT Index Fund may enter into contracts with the primary dealers with which it writes over-the- counter options. The contracts will provide that each such Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which the Fund can repurchase the option at any time. The Adviser has established standards of creditworthiness for these primary dealers.

FINANCIAL FUTURES CONTRACTS

        The Government Securities, S&P 500 Index, International Equity and REIT Index Funds, each in accordance with its investment objective, investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets. Likewise, the International Equity Fund may purchase and sell exchange-traded currency futures contracts as a hedge to protect against anticipated adverse changes in currency exchange rates. All of these Funds also may purchase and sell exchange-traded financial futures contracts to earn additional income or otherwise seek to increase total return. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. Some interest rate futures contracts are based on a particular interest rate or rate index and are cash settled at expiration by applying the rate or rate index to a prescribed notional principal amount. A stock index futures contract is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to purchase or sell a specific amount of foreign currency at a future time at a fixed price.

        An interest rate futures contract binds the seller either to deliver to the purchaser on a specified future date a specified quantity on one of several listed financial instruments, against payment of a settlement price specified in the contract, or the parties to settle in cash based upon the interest rate or rate index at the expiration of the contract. A public market currently exists for futures contracts the prices of which are related to interest rates on, among other instruments, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, short-term U.S. Treasury Notes and bank certificates of deposit.

        Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would





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
receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on, among other indices, the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Non-Money Market Fund (except the Asset Allocation Fund) may use those indices which are appropriate to its hedging strategies.

        A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are traded on or subject to the rules of boards of trade which have been designated "contracts markets" by the CFTC.

        Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Non-Money Market Fund (except the Asset Allocation Fund) are usually liquidated in this manner, a Fund may instead make or take deliver of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

        When financial futures contracts are entered into by a Non-Money Market Fund (except the Asset Allocation Fund), either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equal to as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

        Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Non-Money Market Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

        The Government Securities, S&P 500 Index, International Equity and REIT Index Funds may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the types which the particular Fund is authorized to enter into. The S&P 500 Index and REIT Index Funds also may write covered put options on stock index futures contracts. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Funds may invest in such options for the same hedging purposes as they may each purchase or sell financial futures contracts or in order to earn additional income or otherwise seek to increase total return.

        Options on financial futures contracts are traded on contract markets that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right, in return for the premium paid, to purchase a financial futures contract (similar to a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (similar to a "short" position), for a specified exercise price, at any time before the option expires.

        Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options and transaction costs. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures





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and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF OPTIONS AND FINANCIAL FUTURES CONTRACTS

        In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the options or financial futures contracts used may be based on securities or currencies which, or stock indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

        To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

        The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock indices. A Fund entering into a futures purchase contract potentially could lose any or all of an amount equal to the contract's settlement price multiplied by the contract's multiplier. In entering into a futures sale contract, a Fund could potentially lose an amount equal to the excess of the contract's value (marked to market daily) over the contract's settlement price multiplied by the contract's multiplier. In writing options on stock indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price or the excess of the exercise price over the value of the index. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock index can, therefore, result in a much greater loss to the Fund.

        Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more), thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

        Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

        In addition, FCMs or brokers in certain circumstances will have access to each Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also, the value of such assets could decline by the time the Fund





                                       17
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could effect such recovery.

        The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which a Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

BORROWING

        From time to time the International Equity Fund may increase its ownership of investments by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. The Fund may not borrow more than 10% of the value of its assets for this purpose and may not borrow unless the value of its assets, less its liabilities other than borrowing, is equal to at least 300% of all borrowings, including any additional proposed borrowings. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund must, within three days, reduce its borrowing to the extent necessary to meet the coverage requirement and may have to sell a portion of its investments at an inopportune time. Borrowing for investment increases both investment opportunity and risk. Interest on borrowed money is an expense that the Fund would not otherwise incur, so that it may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value tends to increase and decrease more when portfolio investments increase and decrease, respectively, than would otherwise be the case.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS

        Up to 30% of the total assets of the Asset Allocation Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or S&P. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or S&P (i.e., investment grade debt instruments), and especially those which are investment grade but are not high quality (i.e., rated Baa by Moody's or BBB by S&P) may, after purchase by the Fund, have their ratings lowered due to the deterioration of the issuer's financial position.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS

        Lower-rated fixed income securities (i.e., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Asset Allocation Fund invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect the Fund's net asset value. In addition, the Asset Allocation Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

        High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with corporate reorganization or as a part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the





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unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

        High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

        The Asset Allocation Fund may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees of the Trust. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

        The Asset Allocation Fund may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. This Fund may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Fund also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

        From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

COVERED CALL OPTIONS

        The Asset Allocation Fund may write covered call options that are traded on a national securities exchange with respect to securities in the Fund (ensuring that at all times the Fund will have the securities which it may be obligated to deliver if the option is exercised). The Fund may write call options on its securities in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price of the option, except insofar as the premium represents such a profit.

        The Asset Allocation Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although writing only those call options that are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate, which could affect brokerage costs.

GNMA CERTIFICATES

        The Asset Allocation and Government Securities Funds may each invest up to 50% of its net assets in GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being





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approved by GNMA, is sold to investors through broker-dealers in a form of certificates representing participation in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

        The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Asset Allocation and the Government Securities Funds may each use principal payments it receives to purchase additional GNMA Certificates or other permitted investments. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Asset Allocation and the Government Securities Funds may each reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.

INVESTMENT RESTRICTIONS

        FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Non-Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding voting securities. The "affirmative vote of the holders of a majority of such Fund's outstanding securities" has the meaning set forth under "Money Market Fund Investments, Investment Policies and Restrictions -- Investment Restrictions" above. Pursuant to the fundamental investment restrictions of each Non-Money Market Fund other than the Asset Allocation Fund, except where otherwise noted, each such Fund may not:

        (a) issue senior securities except: (i) to the extent that borrowing under paragraph (h) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (ii) in connection with investments of certain Funds in options, futures and swap contracts;

        (b) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, as defined in Section 2(a)(16) of the 1940 Act) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (c) invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry, other than U.S. Government securities; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. This restriction does not apply to the REIT Index Fund;

        (d) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (e) purchase any securities on margin except: (i) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (ii) in connection with investments in options, futures and swap contracts;

        (f) make loans, except as provided in (g) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan);

        (g) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan; and

        (h) borrow amounts in excess of 10% (20% in the case of the S&P 500 Index Fund and the REIT Index Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The International Equity Fund, however, may borrow amounts up to an additional 10% of its net asset value from banks to increase its holdings of portfolio investments;

        (i) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (i) as may be necessary in connection with borrowing mentioned in (h) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (ii) in connection with investment of certain Funds in options, futures and swap contracts;

        (j) underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

        (k) invest more than 10% of its net assets (15% for the International Equity Fund and REIT Index Fund) in repurchase agreements maturing in more than seven days and other illiquid investments; and

        (l) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, or commodity contracts, except that such Funds may invest in financial futures contracts and related options;

Pursuant to the fundamental investment restrictions of the Asset Allocation Fund, such Fund may not:

        (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Fund's total assets may be deemed to constitute senior securities under the 1940 Act); however, this prohibition shall not limit the Fund's ability to write covered call options;

        (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;


        (c) purchase any securities on margin (except that, subject to the borrowing limitation in (h), the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position. However, this prohibition shall not limit the Fund's ability to write covered call options;



        (d) underwrite securities of other issuers (except insofar as the Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);


        (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government securities, as defined in Section 2(a)
   (16) of the 1940 Act. For the purpose of defining the term "particular industry," utilities will be divided according to their services. For example, gas, gas transmission, electric and telephone each will be considered a separate industry;

        (f) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction shall not apply to U.S. Government securities) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (g) make loans, except that the Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities in amounts up to 20% of the value of its total assets;

        (h) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets. This limitation on borrowing money shall not limit the Fund's ability to write covered call options;

        (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (c) and (h);

        (j) invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of the Fund's total assets would be invested in such illiquid securities;

        (k) invest in time deposits maturing in more than seven days. In addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and

        (l) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Fund may purchase securities of issuers which invest or deal in any of the above, provided that such securities meet the Fund's other investment criteria.

        With respect to fundamental investment restriction (j) of the Asset Allocation Fund set forth above, the Trust has been advised by the SEC that, under the SEC's guidelines, the Asset Allocation Fund may not invest more than 15% of the value of such Fund's net assets in illiquid securities. Accordingly, in order to comply with the SEC's guidelines, as a matter of non-fundamental policy such Fund will not invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of such Fund's net assets would be invested in such illiquid securities. The Trust has undertaken to the SEC that it will comply with this non-fundamental policy until such time as the shareholders of the Asset Allocation Fund approve an amendment to the fundamental policies of such Fund incorporating into such fundamental policies this non-fundamental policy.

        NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, each Non-Money Market Fund is subject to the following additional restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. These Funds are subject to the same non-fundamental investment restrictions as apply to the Money Market Fund (described above) except as modified below.

        (a) each Non-Money Market Fund will not purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than 10% of the Fund's total assets would be invested in securities of investment companies. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities;

        (b) each Non-Money Market Fund will not invest more than 30% of its total assets, measured at the time of investment, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories by Moody's or S&P or are unrated. This restriction shall apply to such unrated securities as the Adviser may determine, pursuant to procedures adopted by the Trustees to be of comparable quality to those securities assigned a rating in one of the four highest categories;

        (c) each Non-Money Market Fund (other than the S&P 500 Index Fund and the REIT Index Fund) will not purchase or retain the securities of any issuer if any officer or Trustee of the Trust, the Adviser or any affiliated person of the Trust or the Adviser beneficially own more than 0.5% of the securities of such issuer or together in the aggregate own more than 5% of the securities of such issuer;

        (d) the S&P 500 Index Fund, Government Securities Fund, International Equity Fund and REIT Index Fund will not enter into a speculative financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open speculative futures positions, plus the sum of the premiums paid for all unexpired options on futures contracts (less any in-the- money amount at the time of purchase) would exceed 5% of the market value of its total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into);

        (e) Non-fundamental investment restriction (a) of the Money Market Fund is not applicable to the Government Securities, S&P 500 Index, REIT Index or International Equity Fund; and

        (f) Non-fundamental investment restriction (b) of the Money Market Fund is not applicable to the International Equity Fund.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

        The Trustees and officers of the Trust, their addresses, ages as of February 10, 1997, and their principal occupations for the last five years are set forth below. Those individuals designated with an asterisk are "interested persons" of the Trust, as the term is defined in Section 2 (a)(19) of the 1940 Act.



NAME                                POSITION          AGE       BUSINESS EXPERIENCE
----                                --------          ---       -------------------
 Michael A. Cavataio . . . . .      Trustee           53        Director and Vice-Chairman and Adviser,
 1750 East Golf Road                                            Pioneer Financial Services. President,
 Schaumburg, IL 60173                                           Rockford Lillian's Inc., 1984 to 1995.
                                                                Real estate developer.  Director, Today's
                                                                Bancorp. Director, Today's Bank East.

 Michael A. Conway*                 President and     49        President, Aon Advisors, Inc., Senior Vice
 123 North Wacker Drive             Trustee                     President and Senior Investment Officer,
 29th Floor                                                     Aon Corporation
 Chicago, IL 60606

 Carleton D. Pearl . . . . . .      Trustee           52        Senior Vice President & Treasurer,
 McDonald's Corporation                                         McDonald's Corporation
 McDonald's Plaza
 Oak Brook, IL 60521

 Richard J. Peters . . . . . .      Trustee           49        Executive Vice President, Treasurer and
 13400 W. Outer Drive                                           Director,Penske  Corporation. President and
 Detroit, MI 48239                                              Director, Penske Motorsports, Inc.

 Donald W. Phillips. . . . . .      Trustee           48        Chairman, Equity Institutional Investors, Inc.
 2 North Riverside Plaza                                        and Executive Vice President, Equity Group
 Chicago, IL 60606                                              Investments, Inc. Director, Capsure, Inc.
                                                                Director, Sit Mutual Funds

 Arlene H. Hardy*  . . . . . .      Treasurer         39        Director of Corporate Treasury, Aon Corporation
 123 North Wacker Drive
 26th Floor
 Chicago, IL 60606

 Karl W. Krause* . . . . . . .      Secretary         45        Counsel, Aon Corporation, Secretary, Aon
 123 North Wacker Drive                                         Securities Corporation
 29th Floor
 Chicago, IL 60606

 Andrew Kubeck*  . . . . . . .      Vice President    44        Controller, Aon Advisors, Inc.  Assistant
 123 North Wacker Drive                                         Vice President - Finance Manager - Investment
 27th Floor                                                     Accounting, Aon Corporation, 1992 to 1996;
 Chicago, IL 60606                                              Manager -  Corporate Accounting, Aon
                                                                Corporation, 1985 to 1993.

 Brian H. Lawrence*. . . . .        Controller        29        Controller, Aon Securities Corporation;

 123 North Wacker Drive                                         Controller, Aon Financial Institution Services
 27th Floor
 Chicago, IL 60606



        Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. Trustees who are not interested persons of the Trust receive compensation at a rate of $10,000 annually, plus $500 per board or committee meeting attended. In addition, Trustees who are not interested persons of the Trust may be reimbursed for any out-of- pocket expenses incurred in connection with affairs of the Trust.



        Set forth below is a compensation table listing, for each Trustee of the Trust as of October 31, 1996 entitled to receive compensation, the aggregate compensation received from the Trust for the period April 26, 1996 (commencement of service of each such Trustee) through October 31, 1996.



                        TABLE OF TRUSTEES' COMPENSATION



                                                  AGGREGATE COMPENSATION
 NAME OF TRUSTEE                                     FROM THE TRUST(1)
 ---------------                                     -----------------
  Michael A. Cavataio                                     $6,500
  Carleton D. Pearl                                       $6,000
  Richard J. Peters                                       $6,500
  Donald W. Phillips                                      $6,500



__________

         (1) In addition to the Trust, AAI currently serves as investment adviser to the Life of Virginia Series Fund, Inc. ("LOVSF"), an open-end investment company currently consisting of six series. However, the Trustees of the Trust do not serve as directors or trustees of LOVSF and they receive compensation only from the Trust.


INVESTMENT ADVISERS

        Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois, serves as an investment adviser to the Trust pursuant to separate investment advisory agreements relating to each Fund ("Advisory Agreements") each dated September 3, 1996. Information concerning AAI and the basic provisions of the Advisory Agreements are described in the Prospectus under the caption "Investment Adviser."


        The duties and responsibilities of AAI are specified in the Advisory Agreements. Each of the Advisory Agreements was approved by the Trustees of the Trust (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held on May 22, 1996. The Advisory Agreements were also approved by the respective shareholders of the Money Market Fund and the Asset Allocation Fund on July 10, 1996 and by the respective initial shareholders of each of the other Funds on September 3, 1996. The Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Trust or AAI or by a vote of shareholders of each respective Fund. Each Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party to cast in person at a meeting.

        AAI (under the general oversight of the Trustees) continuously furnishes an investment program for each Fund, is responsible for the actual managing of the investments of each Fund and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of each Fund, AAI performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of each Fund.

        The Advisory Agreements provide that AAI shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Advisory Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.


        As described below, AAI has engaged Brinson Partners as the investment sub-adviser to provide day-to-day portfolio management for the International Equity Fund.



        Pursuant to a separate administration agreement between the Trust and Aon Securities Corporation ("ASC"), a wholly owned subsidiary of Aon (the "Administration Agreement"), ASC has agreed, at its own expense, to:


        (a) supply internal auditing and internal legal services; (b) supply stationery and office supplies; (c) prepare reports to shareholders and the Board of Trustees; (d) prepare tax returns; (e) prepare reports to and filings with the SEC and State Blue Sky authorities; (f) at the Trust's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (g) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (h) furnish persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust shareholder records.



INVESTMENT ADVISORY AND ADMINISTRATION FEES


        The Money Market Fund paid the following in investment advisory fees, inclusive of administration fees prior to September 3, 1996 (net of reimbursements and fee waivers), during the last three fiscal years: 1996, $442,559; 1995, $487,553; and 1994, $410,817. The Asset Allocation Fund paid the following in investment advisory fees, inclusive of administration fees prior to September 3, 1996 (net of reimbursements and fee waivers), during the last two fiscal years and the previous period of March 31, 1994 through October 31, 1994: 1996, $609,643; 1995, $218,580; and 1994, $49,839. The Government
Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund paid the following in investment advisory fees, (net of reimbursements and fee waivers) for the period September 3, 1996 through October 31, 1996:
$15,342; $0; $27,877; and $10,094, respectively.


INVESTMENT SUB-ADVISER


        Pursuant to a separate sub-advisory agreement described below, AAI has engaged Brinson Partners as the investment subadviser to provide day-to-day portfolio management for the International Equity Fund. Brinson Partners is located at 209 South LaSalle Street, Chicago, Illinois 60604. Gary P. Brinson is President and Managing Partner of Brinson Partners. Brinson Partners is a subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners, a registered investment adviser under the Investment Advisers Act of 1940, manages approximately $61 billion of global stocks and bonds as of September 30, 1996, and it and its predecessor entities have been managing non-US securities since 1974.

INVESTMENT SUB-ADVISORY AGREEMENT


        AAI has entered into a separate sub-advisory agreement (the "Sub-Advisory Agreement") with Brinson Partners for the day- to-day portfolio management of the International Equity Fund. The Sub-Advisory Agreement was approved by a vote of the majority of the Trustees of the Trust (including a majority of trustees who are not parties to such Agreement or interested persons, as defined by the 1940 Act, or any such party) at a meeting held for that purpose on August 28, 1996. The Sub-Advisory Agreement was also approved by the initial shareholder of the International Equity Fund on September 3, 1996. The Sub-Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of AAI or Brinson Partners, by a vote of the majority of the Trustees of the Trust or by a vote of a majority of the outstanding shares of the International Equity Fund. The Sub-Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the International Equity Fund and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


INVESTMENT SUB-ADVISORY FEES

        Brinson Partners manages the investments of the International Equity Fund, determining which securities or other investments to buy and sell, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Brinson Partners follows AAI's policy of seeking to obtain the most favorable price and efficient execution available.

        For its services, AAI pays Brinson Partners monthly compensation in the form of an investment sub-advisory fee. The fee is paid by AAI monthly and is based upon the average daily net assets of the Fund that Brinson Partners manages, at the following annual rates:

        International Equity Fund: .50% of the first $100,000,000; .475% of the next $100,000,000; and .45% of amounts in excess of $200,000,000.


REIMBURSEMENT OF EXCESS OPERATING EXPENSES


        AAI has agreed to reimburse the Trust for any amount by which the total expenses of (i) shares of the Money Market Fund in any fiscal year exceed 1.00% of the average daily net assets of that Fund; (ii)shares of the Asset Allocation Fund in any fiscal year exceed 1.25% of the average daily net assets of that Fund; (iii) shares of the Government Securities Fund in any fiscal year exceed 1.50% of the first $30 million of average daily net assets of that Fund and 1.25% of average daily net assets of that Fund in excess of $30 million; (iv) shares of the S&P 500 Index Fund in any fiscal year exceed
 .75% of the average daily net assets of that Fund; (v) shares of the International Equity Fund in any fiscal year exceed 1.75% of the first $30 million of average daily net assets of that Fund and 1.50% of average daily net assets of that Fund in excess of $30 million; and (vi) shares of the REIT Index Fund in any fiscal year exceed 1.50% of the first $30 million of daily net assets of that Fund and 1.25% of average daily net assets of that Fund in excess of $30 million. For purposes of this reimbursement formula, "expenses" do not include interest, taxes, brokerage commissions or extraordinary expenses. Reimbursement of excess expenses, as described above, cannot be changed without shareholder approval.



        During the fiscal year ended October 31, 1996, the total operating expenses incurred by the Money Market Fund and Asset Allocation Fund (including the advisory fee paid to AAI), before any reimbursements or fee waivers, represented .46% (.23% after reimbursements and fee waivers) and .87%, respectively, of the average daily net assets of each such Fund. For the period September 3, 1996 (commencement of operations) through October 31, 1996, the total operating expenses incurred by the Government Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund (including the advisory fee paid to AAI), before any reimbursements or fee waivers, represented .89%, 1.26% (.71% after reimbursements and fee waivers), 1.46% and 1.20%, respectively, of the average daily net assets of each such fund on an annualized basis. During the fiscal year ended October 31, 1996, AAI was required to reimburse the Trust $13,734 for expenses incurred by the S&P 500 Index Fund in excess of the limit described in the previous paragraph. No other such reimbursement was required.

SECURITIES ACTIVITIES OF THE ADVISER

        Securities held by the Trust may also be held by Aon Corporation, or by accounts or mutual funds for which AAI acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Aon Corporation or by AAI or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of AAI or Aon Corporation arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Trust, Aon Corporation, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AAI during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        On occasions when AAI (under the general oversight of the Trustees of the Trust) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by AAI in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund. Likewise, Brinson Partners may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. Like AAI, Brinson Partners allocates the securities purchased or sold, as well as the expenses incurred in the transaction, in the manner that it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies.

        In performing their functions, AAI and Brinson Partners will execute sales of securities among the Funds or between a Fund and other investment accounts it manages.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        The table below sets forth certain information as to all persons known to the Trust who, as of December 31, 1996, owned of record or beneficially 5% or more of any Fund's outstanding shares. Each such person is a subsidiary or an affiliate of Aon Corporation.


            (1)                            (2)                            (3)                     (4)
            Fund                  Name and Address of            Amount and Nature of         Percent of
           -----                   Beneficial Owner              Beneficial Ownership          Fund (%)
                                   ----------------              --------------------          --------


Money Market Fund           Aon Risk Services, Inc.           246,806,000                76.86
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Aon Savings Plan                  25,753,656                 8.02
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

Government Securities       Aon Pension Trust                 5,476,525                  75.82
    Fund                    123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Aon Savings Plan                  1,231,684                  17.05
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

Asset Allocation Fund       Combined Insurance Co.            4,374,615                  42.36
                            123 N. Wacker 27th Flr.           directly owned shares
                            Chicago, IL 60606-1700

                            Aon Savings Plan                  3,931,872                  38.08
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Virginia Surety Co.               1,760,205                  17.05
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

S&P 500 Index Fund          Aon Savings Plan                  6,240,733                  72.09
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Aon Pension Trust                 960,167                    11.09
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Virginia Surety Co.               744,991                    8.61
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Combined Insurance Co.            501,472                    5.79
                            123 N. Wacker 27th Flr.           directly owned shares
                            Chicago, IL 60606-1700

International Equity        Aon Savings Plan                  1,114,148                  30.93
Fund                        123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Virginia Surety Co.               1,004,480                  27.89
                            123 N. Wacker Dr. Suite 26        directly owned shares
                            Chicago, IL 60606-1700

                            Combined Insurance Co.            974,425                    27.05
                            123 N. Wacker Dr. Suite 26        directly owned shares
                            Chicago, IL 60606-1700

                            Aon Pension Trust                 501,313                    13.92
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

REIT Index Fund             Combined Insurance Co.            2,123,965                  49.19
                            123 N. Wacker Dr. Suite 26        directly owned shares
                            Chicago, IL 60606-1700

                            Aon Pension Trust                 1,417,016                  32.82
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700

                            Aon Savings Plan                  464,773                    10.76
                            123 N. Wacker Dr.                 directly owned shares
                            Chicago, IL 60606-1700


Aon Corporation and its subsidiaries and affiliates may, by virtue of their interests as shareholders of the Trust at any particular time, be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more of the Funds. As of December 31, 1996, Aon and its subsidiaries and affiliates owned in excess of 99.76% of the outstanding shares of the Trust. On that date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each of the Funds other than holdings attributable to Michael A. Conway as co-trustee of the Aon Savings Plan and Aon Pension Trust.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser determines which securities to buy and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by such Fund. Fixed income securities are generally traded with dealers acting as principal for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock or fixed- income securities may be purchased at a price that includes compensation to the underwriter.

Decisions with respect to the purchase and sale of the Fund's portfolio, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are made by the Adviser. Neither the Adviser nor any company affiliated with it will act as a broker or dealer for the purposes of executing portfolio transactions for the Funds.

The primary consideration in allocating transactions to brokers or dealers is prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). When this primary consideration of best execution has been met, consideration may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust or to the Adviser; the Adviser is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Adviser, even through the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided the Adviser determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, and advisability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Adviser in serving all the Funds and other accounts managed by the Adviser and, conversely, supplemental research obtained by the placement of business of such other accounts may be useful to the Adviser in carrying out its obligations to the Funds.


        During the fiscal year ended October 31, 1996, the Asset Allocation Fund paid brokerage commissions of $77,035, based on $49,435,511 of transactions. During the fiscal period from September 3, 1996 (commencement of operations) through October 31, 1996, the S&P 500 Index Fund paid brokerage commissions of $16,128, based on $23,239,410 of transactions; the International Equity Fund paid brokerage commissions of $66,152 based on $23,048,113 of transactions; and the REIT Index Fund paid $29,985 in brokerage commissions based on $25,140,593 of transactions.

        During the fiscal year ended October 31, 1995, the Asset Allocation Fund paid brokerage commissions of $70,214, based on $72,078,788 of transactions. During the fiscal period from March 1, 1994 (commencement of operations) through October 31, 1994, the Asset Allocation Fund paid brokerage commissions of $13,437, based on $10,710,108 of transactions.

        Arrangements exist with broker-dealers whereby the Adviser obtains computerized stock quotation services and other research services in exchange for the direction of portfolio transactions which have generated certain amounts of dealer concessions or brokerage commissions for such broker-dealer. From time to time, the adviser may make other similar arrangements with brokers or dealers which agree to provide research services in consideration for certain amounts of dealer concessions or brokerage commissions. Brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the Adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. For the period September 3, 1996 through December 31, 1996, the total amount of brokerage transactions and related brokerage commissions allocated by the Funds to brokers because of research services provided to the Funds were: $1,109, $10,834 and $6,383 for the S&P 500 Index Fund, International Equity Fund and REIT Index Fund, respectively. The total for the Asset Allocation Fund for the calendar year 1996 was $41,235.


                        DETERMINATION OF NET ASSET VALUE

GENERAL

        The Trust is open for business on each day that the New York Stock Exchange is open for trading (the NYSE is closed on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), except that shares of the Money Market Fund and Government Securities Fund may not be purchased or redeemed on Martin Luther King, Jr. Day, Columbus Day and Veterans' Day.


        The net asset value of the Money Market Fund's shares for purposes of pricing orders for purchase and redemption of shares is determined twice daily, once as of 12:30 p.m. (Central Time) and again as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day the Trust is open for business. The net asset value of the Non-Money Market Funds' shares for the purposes of pricing orders for purchase and redemption of shares is determined as of the close of regular trading (currently 3:00 p.m. Central
Time) on the NYSE, on each day that the Trust is open for business.

        The net asset value per share of each Fund is determined by subtracting the liabilities of such Fund from the value of its assets and dividing the remainder by the number of outstanding shares of such Fund.

MONEY MARKET FUND

The Trust intends to use its best efforts to maintain the Money Market Fund's net asset value at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. The Trustees of the Trust will take such action as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, any material dilution or other unfair results that might arise from differences between net asset value per share based on market value and net asset value per share based on amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations, if available, or, if not available, at a fair value as determined in good faith by the Trustees. The Trust may also reduce the number of the Money Market Fund's outstanding shares by redeeming proportionately from shareholders, without the payment of any monetary consideration, such number in full and fractional shares as is necessary to maintain the net asset value per share at $1.00. By investment in the Money Market Fund, shareholders are deemed to have agreed to such redemption.

NON-MONEY MARKET FUNDS

        Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on the exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq Stock Market's National Market. In the absence of any Nasdaq National Market sales on that day, equity securities are valued at the last reported bid price.

        Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Debt securities traded in both the over-the- counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that this ordinarily will be the over-the-counter market.

        Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Fund.

        Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations provided by a pricing service retained for this purpose.

        Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

        Debt instruments held with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees of the Trust believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Trustees of the Trust as in the case of securities having a maturity of more than 60 days.


                              RETIREMENT PROGRAMS

        The Trust expects to make available a Retirement Plan for Self-Employed Individuals ("Keogh Plan") with both money purchase pension plan and profit sharing plan options, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs"). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the appropriate Fund. Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 and 100% of compensation includible in gross income for the year, and the maximum annual contribution allowable to a Keogh Plan is the lesser of (i) $30,000 and (ii) 25% of an employee's compensation or a self-employed individuals' earned income (net earnings reduced by Keogh Plan contributions) for the year. Additionally, the maximum deduction allowable each year for contributions to the profit sharing option of a Keogh Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 or 15% of an employee's compensation for the year, or a self-employed individual's earned income (net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under a Keogh Plan and a SEP for any year cannot exceed $150,000 as increased by the cost-of-living adjustments for the calendar year after 1994 ($160,000 for 1997)as determined by the Internal Revenue Service. A self-employed individual may contribute to either a Keogh Plan or a SEP and, in either case, may also contribute to an IRA. The custodial agreements for the IRAs provide that Firstar Trust Company, Milwaukee, Wisconsin, will provide the custodial service unless a different custodian is specified.


        Firstar Trust Company would receive as compensation from the participant under the Keogh Plan an annual maintenance fee of $12.50 per participant. Special services not contemplated in the annual maintenance fee will be rendered by Firstar Trust Company for such additional charges as will reasonably compensate it for the services provided. Fees may be changed with at least 30 days' prior written notice. The annual maintenance fee payable to Firstar Trust Company with respect to an IRA, including each individual IRA established under a SEP, is presently $12.50 per account and may be changed at any time. Fees under any of these types of accounts remaining unpaid may be charged against the accounts. If a custodian other than Firstar Trust Company is specified, fees will be determined by such custodian.


        The Trust intends to request the Internal Revenue Service (the "IRS") to issue an opinion letter that its Keogh Plan is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and it intends to make any amendment to its Keogh Plan requested by the IRS as a condition of issuing such opinion letter. Furthermore, the Trust intends to obtain approval from the IRS with respect to money purchase pension plan and profit sharing plan options for its Keogh Plan with the result that self-employed persons may adopt either or both of such plans. The IRA Custodial Agreement has not been submitted to the IRS for approval because it incorporates IRS Form 5305-A which makes such submission unnecessary.


        The employer or individual, as the case may be, should consult his or her tax adviser or attorney as to the applicability of any Keogh Plan, SEP or IRA to his or her particular situation. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of each Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.


        For further details, including the right to appoint a successor custodian, see the IRA Application Form, IRA Custodial Agreement and IRA Disclosure Statement and other materials which are available from the Trust, telephone (800) 266-3637.

        For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Taxes" below.


                       YIELD AND PERFORMANCE INFORMATION


        The yield of the Money Market Fund for the seven-day period ended October 31, 1996 was 5.18%. This yield quotation is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and analyzing this quotient on a 365-day basis (i.e., multiplying the base period return by 365/7). The net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares during this period. The effective yield of the

Money Market Fund for the seven-day period, ended October 31, 1996 was 5.32%. The effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. (The current annualized effective yield is computed by expressing the annualized return on a compounded, annualized basis).

        Current yields will fluctuate from time to time and are not necessarily representative of future results. The yield is a function of the type and quality of the instruments in the Fund, portfolio maturity and operating expenses.

        Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. From time to time, advertisements for the Money Market Fund may include comparison of the Fund's performance to that of various market indices.

        The compound annual rate of return for the Asset Allocation Fund for the fiscal year ended October 31, 1996 and for the period March 1, 1994 (commencement of operations) through October 31, 1996, were 11.06% and 14.52%, respectively. The annualized total returns for the Government Securities Fund, S&P 500 Index Fund, International Equity Fund and REIT Index Fund for the period September 3, 1996 (commencement of operations) through October 31, 1996, were 17.95%, 57.43%, 14.79% and 29.48%, respectively. The preceding returns were computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the Prospectus and "annualizing" such total return, i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.


        Inasmuch as the Funds have no sales load on purchases or reinvested dividends, no deferred sales load or redemption fee, no adjustments are made for such items in calculating performance.


                                     TAXES

        Each Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, among other things, (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of any of the following held for less than three months (i) stock or securities, (ii) options, futures or forward contracts (other than those on foreign currencies), or (iii) foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities); (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do no exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of the Fund's total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. The 90% and 30% gross income requirements described above will limit the ability of a Fund to engage in certain options, futures, and forward transactions, and the 30% gross income requirement also will limit a Fund's ability to engage in certain foreign currency transactions. Also, for purposes of the 90% gross income requirement, the IRS is authorized to issue regulations treating as nonqualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities), and under such regulations a Fund may likewise be limited in its ability to engage in certain foreign currency transactions.

        Assuming a Fund qualifies as a RIC, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income exclusive of net long-term capital gains) each year.

        The risk of a Fund failing the 30% test described in the second preceding paragraph is increased to some extent by trading in stock index options, stock index futures contracts and options on such contracts. For example, in certain publicized cases, regulated investment companies holding "short" positions in stock index futures contracts on October 19, 1987 (at which time there was a sharp drop in the values of publicly traded equity securities) unexpectedly realized large gains on those contracts, some of which had been held for less than three months. For purposes of the 30% test described above, losses on offsetting positions with respect to those contracts would not have been taken into account. Therefore, although those contracts might have effectively hedged a company's loss on the offsetting positions, the resulting gain on those contracts could have caused the company to lose its status as a regulated investment company under Subchapter M of the Code.

        In the event a Fund does not qualify in any year as a regulated investment company under Subchapter M of the Code, its income would be taxed to a Fund whether or not distributed, and distributions to shareholders would generally be treated as ordinary dividend income.

        If a Fund purchases shares in a foreign corporation treated for U.S. federal income tax purposes as a "passive foreign investment company" ("PFIC"), the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a "qualified electing fund" election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes and additional charge on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively, pursuant to Proposed Treasury Regulations (which are not yet effective), the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would, subject to certain exceptions, generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it received in that year from the PFIC.

        A nondeductible 4% excise tax will be imposed on a Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or, in certain circumstances, ending with the Fund's taxable year), and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

        For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by a Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

        If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For federal income tax purposes, the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.


        Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as a qualified Keogh Plan, or a tax-sheltered annuity plan where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. Also, all qualified plans must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another qualified vehicle such as an IRA within 60 days, the shareholder will have to contribute to the IRA the amount of the distribution (after withholding) plus an amount equal to the amount withheld. The amount withheld can be applied to reduce the shareholder's Federal income tax liability and may be refunded to the shareholder upon filing a Federal income tax return if it exceeds such tax liability. If the amount withheld is not rolled over into the IRA, it will be subject to income taxes plus, if the shareholder has not attained age 59 1/2, an additional 10% penalty tax.



        The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their tax advisers for a complete discussion on the impact of these rules on such distributions.


        The foregoing discussion, together with the related discussion in the Prospectus, are only general summaries of certain provisions of the Internal Revenue Code and current Treasury regulations applicable to each Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.



        Distributions to a shareholder may also be subject to state and local taxes. Investors are urged to consult their tax advisers regarding the application of federal, state, local, and foreign tax laws.


                            ADDITIONAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING AGENT


        Firstar Trust Company ("Firstar") is the custodian, transfer agent, and accounting agent for the Trust. Under the custodian agreement between the Trust and Firstar, the bank may appoint a subcustodian bank with the approval of the Trust's Trustees. Pursuant to a sub-custody agreement with Firstar Trust Company, Chase Manhattan Bank, N.A., 1211 6th Avenue, New York, NY 10036, serves as custodian for the foreign assets of the International Equity Fund. Firstar has no part in determining the investment policies of the Trust or the securities to be purchased or sold by the Trust.


INDEPENDENT AUDITORS

        Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually.



FINANCIAL STATEMENTS



        The financial statements of the Trust for the fiscal year ended October 31, 1996, are incorporated herein by reference to the Trust's Annual Report to Shareholders filed with the SEC on January 9, 1997.


LEGAL COUNSEL



        Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, is counsel for the Trust. Prickett, Jones, Elliott, Kristol & Schnee, 1310 King Street, Wilmington, Delaware 19899, is special Delaware counsel for the Trust.


SHARES OF BENEFICIAL INTEREST

        Aon Funds is a Delaware business trust, formed on May 16, 1996. It is authorized to issue an unlimited number of shares of beneficial interest. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes.



        Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.

REPORTS

        The Trust will issue unaudited semi-annual reports showing each of the Funds' investments and other information, and it will issue audited annual reports containing financial statements audited by the Trust's independent auditors.

OTHER INFORMATION

        This Statement of Additional Information and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S")

        AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        BAA -- Bonds which are rated Baa are considered as medium grade obligation i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

        The ratings from "Aa" to "B" may be modified by the addition of a plus or minus sign to indicate relative standing within the major rating categories.

STANDARD & POOR'S CORPORATION ("S&P")

        AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

        A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

        BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or Minus (--): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

        Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Trust is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

        MOODY'S INVESTORS SERVICE, INC.: The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

        PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions Ample alternate liquidity is maintained.

        STANDARD & POOR'S CORPORATION: The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

        A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1."

        FITCH INVESTORS SERVICE, INC. ("FITCH"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

        F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

        F-1: Very strong credit quality, assurance of timely payment is only slightly less in degree than issues rated "F-1+".

        F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-l+" or "F-1" ratings.

        DUFF & PHELPS, INC. ("DUFF & PHELPS"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptances and letters of credit):

        DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        DUFF 1--: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        IBCA LIMITED OR ITS AFFILIATE IBCA INC. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

        AL+: Obligations supported by the highest capacity for timely repayment.

        AL: Obligations supported by a very strong capacity for timely repayment.

        A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

        THOMSON BANKWATCH, INC. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less:

        TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

        TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements *****
      1.  Report of the Independent Auditors
      2.  Statement of Assets and Liabilities.
      3.  Statement of Operations.
      4.  Statement of Changes in Net Assets.
      5.  Portfolio of Investments.
      6.  Notes to Financial Statements.
(b)  Exhibits:
      1.  (a) Agreement and Declaration of Trust of Aon Funds ("the
          Trust").***
          (b) Resolutions Authorizing Six Series of Shares (and
          Classes Within Series).***
      2.  By-Laws of the Trust.***
      3.  None.
      4.  None.
      5. (a) Form of Investment Advisory Agreement between AAI and the Trust, covering the Money Market Fund.***
          (b) Form of Investment Advisory Agreement between AAI and the Trust, covering the Government Securities Fund.***
          (c) Form of Investment Advisory Agreement between AAI and the Trust covering the Asset Allocation Fund.***
          (d) Form of Investment Advisory Agreement between AAI and the Trust, covering the S&P 500 Index Fund.***
          (e) Form of Investment Advisory Agreement between AAI and the Trust, covering the REIT Index Fund.***
          (f) Form of Investment Advisory Agreement between AAI and the Trust, covering the International Equity Fund.***
          (g) Form of Investment Sub-Advisory Agreement between AAI and Brinson Partners, Inc., covering the International
          Equity Fund.****
      6.  Form of Distribution Agreement between the Trust and Aon
          Securities Corporation.***
      7.  None.
      8. (a) Form of domestic Custodian Agreement between the Trust and Firstar Trust Company ("Firstar").***
          (b) Form of Global Custody Agreement between Firstar and
          Chase Manhattan Bank ("Chase"), covering the overseas assets of the International Equity Fund.***
          (c) Form of Sub-Custodian Agreement between Chase and foreign sub-custodians.***
      9.  (a) Form of Administration Agreement between the Trust and
          Aon Securities Corporation ("ASC").***
          (b) Form of Transfer Agency Agreement between the Trust and
          Firstar.***
          (c) Form of Accounting Servicing Agreement between the Trust and Firstar.***
          (d) S&P 500 Index License Agreement.***
          (e) Morgan Stanley REIT Index License Agreement.***
          (f) Agreement and Plan of Reorganization.***
          (g) Limited Powers of Attorney.***

     10. Opinion and Consent of Prickett, Jones, Elliott, Kristol & Schnee concerning the legality of the securities to be issued.****


     11.  Consent of Ernst & Young LLP.
     12.  None.
     13. (a) Form of Investment Commitment Letter for Initial Capital of Money Market and Asset Allocation Funds.*
          (b) Form of Subscription Agreement between Registrant and Combined Insurance Company of America ("Combined") relating to Class C of the Money Market and Asset Allocation
              Funds.***
          (c) Form of Subscription Agreement between Registrant and Combined relating to the Government Securities, S&P 500
              Index, REIT Index and International Equity Funds.***
     14.  None.
     15.  Form of Distribution Plan (Rule 12b-1 Plan).***

     16.  Schedule for Computation of Performance Calculations.

     17.  Financial Data Schedule.

     18.  Form of Registrant's Plan pursuant to Rule 18f-3(d).

     25.  Aon Corporation List of Subsidiaries.***

---------------
    * Incorporated herein by reference to pre-effective amendment No. 1 to the Registrant's registration statement on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on December 5, 1991.

   ** Incorporated by reference to post-effective amendment No. 7 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on February 28, 1996.

  *** Incorporated by reference to post-effective amendment No. 8 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on June 11, 1996.


 **** Incorporated by reference to post-effective amendment no. 9 to the Registrant's Registration Statement on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on August 23, 1996.



***** Incorporated by reference to the registrant's annual report to shareholders, filed with the Securities and Exchange Commission on January 9, 1997.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Trust is a Delaware business trust organized on May 16, 1996. Aon Corporation, a corporation organized under the laws of the State of Delaware, and its wholly-owned subsidiaries, have provided or will provide the initial investment in each of Funds of the Trust and own a substantial percentage of each series of the outstanding shares of the Trust. The information regarding persons under common control with the Trust is provided in the list of subsidiaries of Aon Corporation attached as Exhibit 25 hereto.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                            NUMBER OF RECORD HOLDERS
                    TITLE OF FUND                           AS OF DECEMBER 31, 1996
                    ---------------                         ------------------------
Money Market Fund.......................................              243
Government Securities Fund..............................                9
Asset Allocation Fund...................................               69
S&P 500 Index Fund......................................               37
International Equity Fund...............................               26
REIT Index Fund.........................................               38


ITEM 27. INDEMNIFICATION.

     See Article VII of the Trust's Agreement and Declaration of Trust, filed as
Exhibit 1 to this Registration Statement, which provision is incorporated herein by reference.

     The Investment Advisory Agreements between the Trust and Aon Advisers, Inc. ("Adviser") each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under the Investment Advisory Agreements), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Trust or to any shareholder or to any other person with a beneficial interest in the Trust for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder or other person in connection with the matters to which these Agreements relate, except to the extent specified in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     In addition, the Trust intends to maintain a directors and officers "errors and omissions" liability insurance policy under which the Trust and its directors and officers are named insureds.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     The Trust's investment advisor, Aon Advisors, Inc., is a wholly-owned subsidiary of Aon Corporation. Aon Advisors, Inc. provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate.

     Set forth below is a list of the directors and principal officers of Aon Advisors, Inc., indicating each business, profession, vocation, or employment of a substantial nature in which each person has been engaged at any time during the past two fiscal years, for his or her own account or in the capacity of director, officer, partner or trustee.


    NAME AND POSITION WITH                         OTHER BUSINESS, PROFESSION,
      AON ADVISORS, INC.                             VOCATION, OR EMPLOYMENT
    ----------------------                         ---------------------------
Michael A. Conway                  Director and President, Aon Advisors, Inc., since 1990;
Director and President             Director and Senior Vice President -- Investments, Combined
                                   Insurance Company of America, since 1990; Senior Vice
                                   President and Senior Investment Officer, Aon Corporation,
                                   since 1990.

Mark B. Burka                      Executive Director, Aon Advisors, Inc., since 1990; Vice
Executive Director                 President -- Investments, Combined Insurance Company of
                                   America, since 1984.

Ivan Berk                          Executive Director, Aon Advisers, Inc.
Executive Director

James White                        Vice President and Controller, Aon Corporation since 1985,
Executive Director                 Director and Vice President Finance, Combined Insurance
                                   Company of America.

Arlene H. Hardy                    Director of Corporate Treasury, Aon Corporation
Treasurer

Brinson Partners, Inc. provides investment advisory services consisting of portfolio management for A variety of individuals and institutions and as of September, 30, 1996 had approximately $61 billion in assets under management. It presently acts as investment adviser to Fort Dearborn Income Securities, Inc., a closed-end investment company; The Enterprise Group of Funds, Inc. -- International Growth Portfolio, an open-end investment company; the Enterprise Accumulation Trust-International Growth Portfolio, an open- end investment company; PaineWebber, Inc. -- Management Accounts Services Trust Large Capitalization Value Equity Investments Portfolio, an open-end investment management company; The Hirtle Callaghan Trust -- The International Equity Portfolio, a diversified, open-end management investment company; and John Hancock Variable Series Trust I --International Balanced Portfolio, an open-end management investment company.


For information as to any other business, vocation or employment of a substantial nature in which each officer of Brinson Partners, Inc., is or has been engaged for his own account or in the capacity of officer, employee, partner or trustee, reference is made to the Form ADV (File#34910) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) None

     (b) Affiliations of Directors and Officers:


     Set forth below is a list of directors and principal officers of Aon Securities Corporation, indicating the positions and offices held with ASC and with the Registrant. The principal business address of each person listed below is 123 N. Wacker Drive, Chicago, Illinois 60606.



                                            POSITIONS AND OFFICES                  POSITIONS AND OFFICES
             NAME                        WITH PRINCIPAL UNDERWRITER                   WITH REGISTRANT
             ----                        --------------------------                ---------------------
Michael A. Conway                  Chairman of the Board of Directors         President and Director
Lawrence E. Harb                   President and General Securities           None
                                   Principal
Brian H. Lawrence                  Controller and Financial Operations        None
                                   Principal


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules thereunder and Rule 2a-7 under the 1940 Act will be maintained at the offices of the Trust, the Trust's custodian, Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202 , or the Trust's investment adviser, Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) To the extent required by Item 32(b) of Form N-1A, the Trust hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, for the REIT Index, International Equity, Government Securities and S&P 500 Index Funds, within four to six months from the effective date of Registrant's Securities Act of 1933 registration statement.

     (c) The Trust hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for the Fund is delivered a copy of the Trust's latest annual report to shareholders.

     (d) Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on February 28, 1997


                                          AON FUNDS

                                          By   /s/ Michael A. Conway
                                            ------------------------------------
                                            Michael A. Conway
                                            President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 1997.



/s/           Michael A. Conway                In his own capacity as President and Trustee,
---------------------------------------------  and as Attorney-in-Fact for each of the
              Michael A. Conway                Trustees and Officers of the Trust asterisked
                                               below

/s/            Arlene H. Hardy                 Principal Accounting Officer, Principal
---------------------------------------------  Financial Officer and Treasurer
               Arlene H. Hardy

                      *                        Trustee
---------------------------------------------
             Michael A. Cavataio

                      *                        Trustee
---------------------------------------------
             Donald W. Phillips

                      *                        Trustee
---------------------------------------------
              Carleton D. Pearl

                      *                        Trustee
---------------------------------------------
              Richard J. Peters

                                 EXHIBIT INDEX

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


(a)  Financial Statements *****
      1.  Report of the Independent Auditors
      2.  Statement of Assets and Liabilities.
      3.  Statement of Operations.
      4.  Statement of Changes in Net Assets.
      5.  Portfolio of Investments.
      6.  Notes to Financial Statements.
(b)  Exhibits:
      1.  (a) Agreement and Declaration of Trust of Aon Funds ("the
          Trust").***
          (b) Resolutions Authorizing Six Series of Shares (and
          Classes Within Series).***
      2.  By-Laws of the Trust.***
      3.  None.
      4.  None.
      5. (a) Form of Investment Advisory Agreement between AAI and the Trust, covering the Money Market Fund.***
          (b) Form of Investment Advisory Agreement between AAI and the Trust, covering the Government Securities Fund.***
          (c) Form of Investment Advisory Agreement between AAI and the Trust covering the Asset Allocation Fund.***
          (d) Form of Investment Advisory Agreement between AAI and the Trust, covering the S&P 500 Index Fund.***
          (e) Form of Investment Advisory Agreement between AAI and the Trust, covering the REIT Index Fund.***
          (f) Form of Investment Advisory Agreement between AAI and the Trust, covering the International Equity Fund.***
          (g) Form of Investment Sub-Advisory Agreement between AAI and Brinson Partners, Inc., covering the International
              Equity Fund. ****
      6.  Form of Distribution Agreement between the Trust and Aon
          Securities Corporation.***
      7.  None.
      8. (a) Form of domestic Custodian Agreement between the Trust and Firstar Trust Company ("Firstar").***
          (b) Form of Global Custody Agreement between Firstar and
          Chase Manhattan Bank ("Chase"), covering the overseas assets of the International Equity Fund.***
          (c) Form of Sub-Custodian Agreement between Chase and foreign sub-custodians.***
      9.  (a) Form of Administration Agreement between the Trust and
          Aon Securities Corporation ("ASC").***
          (b) Form of Transfer Agency Agreement between the Trust and
          Firstar.***
          (c) Form of Accounting Servicing Agreement between the Trust and Firstar.***
          (d) S&P 500 Index License Agreement.***
          (e) Morgan Stanley REIT Index License Agreement.***
          (f) Agreement and Plan of Reorganization.***
          (g) Limited Powers of Attorney.***

     10. Opinion and Consent of Prickett, Jones, Elliott, Kristol & Schnee concerning the legality of the securities to be issued.****


     11.  Consent of Ernst & Young LLP.
     12.  None.
     13. (a) Form of Investment Commitment Letter for Initial Capital of Money Market and Asset Allocation Funds.*
          (b) Form of Subscription Agreement between Registrant and Combined Insurance Company of America ("Combined") relating to Class C of the Money Market and Asset Allocation
              Funds.***
          (c) Form of Subscription Agreement between Registrant and Combined relating to the Government Securities, S&P 500
              Index, REIT Index and International Equity Funds.***
     14.  None.
     15.  Form of Distribution Plan (Rule 12b-1 Plan).***

     16.  Schedule for Computation of Performance Calculations.



     17.  Financial Data Schedule.


     18.  Form of Registrant's Plan pursuant to Rule 18f-3(d).

     25.  Aon Corporation List of Subsidiaries.***

---------------
    * Incorporated herein by reference to pre-effective amendment No. 1 to the Registrant's registration statement on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on December 5, 1991.

   ** Incorporated by reference to post-effective amendment No. 7 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on February 28, 1996.

  *** Incorporated by reference to post-effective amendment No. 8 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on June 11, 1996.


 **** Incorporated by reference to post-effective amendment no. 9 to the Registrant's Registration Statement on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on August 23, 1996.



***** Incorporated by reference to the registrant's annual report to shareholders, filed with the Securities and Exchange Commission on January 9, 1997.